                                CREDIT AGREEMENT,
                            DATED AS OF JUNE 23, 1999
                                  BY AND AMONG
                            THE FUNDS NAMED THEREIN,
                            THE BANKS NAMED THEREIN,
                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                            AS ADMINISTRATIVE AGENT,
                   BANK OF NOVA SCOTIA, AS SYNDICATION AGENT,
                    AND STATE STREET BANK AND TRUST COMPANY,
                               AS OPERATIONS AGENT

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                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I.    DEFINITIONS; CONSTRUCTION........................................1

    Section 1.01.  Definitions.................................................1
    Section 1.02.  Accounting Terms and Determinations.........................8
    Section 1.03.  Other Definitional Terms....................................8

ARTICLE II.   COMMITTED LINE OF CREDIT.........................................8

    Section 2.01.  Commitment to Lend..........................................8
    Section 2.02.  Reduction or Termination of Commitment......................9
    Section 2.03.  Committed Credit Loan Accounts.............................10
    Section 2.04.  Requests for Committed Credit Loans........................10
    Section 2.05.  Repayment of Committed Credit Loans........................12

ARTICLE III.  SWING LINE OF CREDIT............................................12

    Section 3.01.  The Swing Line of Credit...................................12
    Section 3.02.  Swing Line Loan Account....................................13
    Section 3.03.  Requests for Swing Line Loans..............................13
    Section 3.04.  Repayment of Swing Line Loans..............................14
    Section 3.05.  Refunding of Swing Line Loans..............................14

ARTICLE IV.   CERTAIN COMMON PROVISIONS.......................................15

    Section 4.01.  Optional Prepayments; Certain Mandatory Prepayments........15
    Section 4.02.  Place and Mode of Payments; Computations...................16
    Section 4.03.  Interest...................................................18
    Section 4.04.  Overdue Principal and Interest.............................19
    Section 4.05.  Limitation on Interest.....................................19
    Section 4.06.  Withholding Tax Exemption..................................19
    Section 4.07.  Increased Capital Requirements.............................20
    Section 4.08.  Use of Proceeds............................................20
    Section 4.09.  Borrower Agents............................................21
    Section 4.10.  Take-out of Individual Banks...............................21
    Section 4.11.  Sharing of Payments; Etc...................................21

ARTICLE V.    FEES............................................................22

    Section 5.01.  Commitment Fees............................................22
    Section 5.02.  Operations Agent's Fee.....................................23
    Section 5.03.  Administrative Agent's Fee.................................23
    Section 5.04.  Allocation Fee.............................................23

ARTICLE VI.   CONDITIONS PRECEDENT............................................23

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    Section 6.01.  Conditions to Closing......................................23
    Section 6.02.  Conditions Precedent to All Loans..........................25

ARTICLE VII.  REPRESENTATIONS AND WARRANTIES..................................26

    Section 7.01.  Organization, Standing, Etc. of the Borrower...............26
    Section 7.02.  Financial Information; Disclosure; Etc.....................26
    Section 7.03.  Litigation; Etc............................................26
    Section 7.04.  Authorization; Compliance with Other Instruments...........27
    Section 7.05.  SEC Compliance; Etc........................................27
    Section 7.06.  Binding Effect.............................................27
    Section 7.07.  Governmental Consent.......................................27
    Section 7.08.  Regulation U; Etc..........................................27
    Section 7.09.  Relationship with Investment Adviser.......................28
    Section 7.10.  Relationship with Custodian................................28
    Section 7.11.  Investment Company Status..................................28
    Section 7.12.  Affiliated Persons.........................................28
    Section 7.13.  ERISA......................................................28
    Section 7.14.  Taxes......................................................28
    Section 7.15.  Good Title to Properties...................................28
    Section 7.16.  Subsidiaries...............................................28
    Section 7.17.  No Default.................................................28
    Section 7.18.  Year 2000 Compliance.......................................28
    Section 7.19.  Full Disclosure............................................29

ARTICLE VIII. AFFIRMATIVE COVENANTS...........................................29

    Section 8.01.  Financial Statements; Etc..................................29
    Section 8.02.  Legal Existence; Compliance with Laws; Etc.................30
    Section 8.03.  Further Assurances.........................................31
    Section 8.04.  Investment Company Status..................................31
    Section 8.05.  Use of Proceeds............................................31
    Section 8.06.  Insurance..................................................31

ARTICLE IX.   NEGATIVE COVENANTS..............................................32

    Section 9.01.  Asset Coverage.............................................32
    Section 9.02.  Indebtedness...............................................32
    Section 9.03.  Mortgages; Liens; Etc......................................33
    Section 9.04.  Change of Investment Objectives, Etc.......................33

ARTICLE X.    DEFAULTS; REMEDIES..............................................33

    Section 10.01.  Events of Default; Acceleration...........................33
    Section 10.02.  Remedies on Default; Etc..................................36

ARTICLE XI.   SETOFFS; ETC....................................................36


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ARTICLE XII.  THE OPERATIONS AGENT AND RELATIONS AMONG THE BANKS..............37

    Section 12.01.  Appointment of Operations Agent; Powers and Immunities....37
    Section 12.02.  Reliance by Operations Agent..............................37
    Section 12.03.  Indemnification...........................................37
    Section 12.04.  Documents.................................................38
    Section 12.05.  Non-Reliance on Operations Agent and Other Banks..........38
    Section 12.06.  Resignation or Removal of Operations Agent................38
    Section 12.07.  Delinquent Banks..........................................38

ARTICLE XIII. ADDITIONAL BORROWERS............................................39


ARTICLE XIV.  TERM AND TERMINATION............................................39

    Section 14.01.  Term and Termination of Agreement.........................39
    Section 14.02.  Termination as to a Borrower..............................40

ARTICLE XV.   PROVISIONS OF GENERAL APPLICATION...............................42

    Section 15.01.  Expenses..................................................42
    Section 15.02.  Amendments and Waivers; Etc...............................43
    Section 15.03.  Nature of Obligations.....................................44
    Section 15.04.  Notices...................................................44
    Section 15.05.  Calculations; Etc.........................................45
    Section 15.06.  Survival of Covenants; Etc................................45
    Section 15.07.  Parties in Interest; Assignments; Participations..........45
    Section 15.08.  Counterparts; Etc.........................................46
    Section 15.09.  Entire Agreement; Etc.....................................46
    Section 15.10.  Severability..............................................47
    Section 15.11.  Governing Law; Jurisdiction; Waiver.......................47
    Section 15.12.  Indemnification...........................................47
    Section 15.13.  Miscellaneous.............................................48
    Section 15.14.  Confidentiality...........................................48

ARTICLE XVI.  LIMITATION OF LIABILITY.........................................48





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                             SCHEDULES AND EXHIBITS

Schedule 1        List of Eligible Borrowers
Schedule 2        Banks; Addresses; Facility Percentages
Schedule 7.03     Litigation; Etc.

Exhibit A         Borrowing Request (Committed Credit Loans)
Exhibit B         Borrowing Request (Swing Line Loans)
Exhibit C         Repayment Notice (Committed Credit Loans)
Exhibit D         Repayment Notice (Swing Line Loans)
Exhibit E         Daily Valuation Report
Exhibit F         Form for Additional Borrower
Exhibit G         Form of Opinion of Counsel
Exhibit H         Form of Assignment and Acceptance




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                                CREDIT AGREEMENT

      CREDIT AGREEMENT dated as of June 23, 1999, by and among each investment management company listed on SCHEDULE 1 attached hereto, on behalf of itself and its respective investment portfolios identified thereon, severally and not jointly, as said SCHEDULE 1 may be revised from time to time; the Banks listed on SCHEDULE 2 attached hereto, as revised from time to time (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS" and each individually a "BANK"); Deutsche Bank AG, New York Branch, not individually but in its capacity as administrative agent for the Banks hereunder (in such capacity, the "ADMINISTRATIVE AGENT"); Bank of Nova Scotia, not individually but in its capacity as syndication agent for the Banks hereunder (in such capacity, the "SYNDICATION AGENT"); and State Street Bank and Trust Company, not individually but in its separate capacity as operations agent for the Banks hereunder (in such capacity, the "OPERATIONS AGENT").

      The parties hereto hereby agree as follows:

                      ARTICLE I. DEFINITIONS; CONSTRUCTION

      Section 1.01. DEFINITIONS. As used herein, the following terms shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

      "ACM" shall mean Abbott Capital Management, LLC, a Delaware limited liability company.

      "ADMINISTRATIVE AGENT" shall have the meaning specified in the preamble hereof.

      "AFFILIATE" shall mean, as applied to any Person, a spouse or relative of such Person, any member, director or officer of such Person, any corporation, association, firm or other entity of which such Person is a member, director or officer, and any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person.

      "AGENTS" shall mean, collectively, the Administrative Agent, the Syndication Agent and the Operations Agent.

      "AGREEMENT" shall mean this Credit Agreement, including the Schedules and Exhibits annexed hereto, as amended, supplemented or modified from time to time in accordance with its terms.

      "ALLOCATION FEE" shall have the meaning specified in Section 5.04 hereof.

      "ARRANGING FEE" shall have the meaning specified in Section 5.03 hereof.

      "AUTHORIZED OFFICER" shall mean the Chairman of the Board, President, any Vice President, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of a Borrower, or any other Person designated from time to time by any of the foregoing.

      "BANK" or "BANKS" shall have the respective meanings specified in the preamble hereof.

      "BANKING DAY" shall mean any day excluding Saturday and Sunday and excluding any other day which shall be in Boston, Massachusetts, or New York, New York, a legal holiday or a day on which banking institutions are authorized by law to close.

      "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States.

      "BORROWER" shall mean any Fund Borrower or Portfolio Borrower; and "BORROWERS" shall mean, collectively, all Fund Borrowers and Portfolio Borrowers.

      "BORROWER AGENT" or "BORROWER AGENTS" shall have the respective meanings specified in Section 4.09 hereof.

      "BORROWING BASE" shall have the meaning specified in Section 9.01 hereof.

      "BORROWING REQUEST" shall mean any Request for Committed Credit Loan or Request for Swing Line Loan; and "BORROWING REQUESTS" shall mean, collectively, all Requests for Committed Credit Loans and Requests for Swing Line Loans.

      "BBH&CO" shall mean Brown Brothers Harriman & Company, a New York general partnership.

      "COMMITMENT" shall mean, with respect to each Bank, such Bank's obligation to make Committed Credit Loans in an aggregate amount not exceeding such Bank's Facility Percentage of the Maximum Committed Credit Amount; and "COMMITMENTS" means the aggregate Commitments of all the Banks.

      "COMMITMENT FEE" shall have the meaning specified in Section 5.01 hereof.

      "COMMITTED CREDIT LOAN" shall mean any loan made or to be made to the Borrowers as contemplated by Article II hereof.

      "COMMITTED CREDIT LOAN ACCOUNT" shall have the meaning specified in
Section 2.03 hereof.

      "CONTROLLED GROUP" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

      "CREDIT SUISSE ASSET MANAGEMENT" shall mean Credit Suisse Asset Management, a New York general partnership, or its proposed successor, Credit Suisse Asset Management LLC, a Delaware limited liability company.

      "CUSTODIAN" shall mean the entity which acts as the custodian of the securities of the Borrowers, or any one or more of the Borrowers, for purposes of Section 17(f) of the Investment Company Act.

      "CTC" shall mean Custodial Trust Company, a New Jersey corporation.


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      "DAILY VALUATION REPORT" shall have the meaning specified in
Section 8.01(d) hereof.

      "DEFAULT" shall mean an Event of Default or any condition or event which, with notice or lapse of time, or both, would constitute an Event of Default.

      "DELINQUENT BANK" shall have the meaning specified in Section 12.07 hereof.

      "DOMESTIC FUND" shall mean any Borrower designated as such on SCHEDULE 1 annexed hereto, which designation shall be concurred in by the Agents.

      "ERISA" shall mean the Employment Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

      "EVENT OF DEFAULT" shall have the meaning specified in Section 10.01 hereof.

      "EXPIRATION DATE" shall have the meaning specified in Section 14.01 hereof.

      "FACILITY PERCENTAGE" shall mean, with respect to each Bank, the percentage figure set forth underneath such Bank's name in SCHEDULE 2 annexed hereto.

      "FDIC" shall mean the Federal Deposit Insurance Corporation.

      "FEDERAL FUNDS EFFECTIVE RATE" shall mean, at the relevant time of reference thereto, the rate that appears on the telerate page 5 as quoted by Garvin Guy Butler, as of 12:00 noon (New York time), as the "Federal Funds Offered Rate", or, if unavailable, by any other federal funds broker of recognized standing as determined by the Operations Agent.

      "FEDERAL FUNDS RATE" shall mean, at the relevant time of reference thereto, one-half of one percentage point (0.500%) over the Federal Funds Effective Rate.

      "FINANCIAL CONTRACTS" shall mean option contracts, futures contracts, options on futures contracts, forward foreign currency exchange contracts, options on foreign currencies, repurchase agreements, reverse repurchase agreements, securities lending agreements, interest rate swaps, currency swaps and all other types of swap agreements and related transactions (including, without limitation, caps, floors and collars), when-issued securities, short sales and other similar arrangements.

      "FUND" shall mean any investment management company listed on SCHEDULE 1 attached hereto, as revised from time to time, which term shall include any other investment management company that may become a party to this Agreement as provided in Article XIII hereof; and "FUNDS" shall mean, collectively, all of the Funds.

      "FUND BORROWER" shall mean each Fund that borrows money hereunder for its own account and not for the account of one of its Portfolios; and "FUND BORROWERS" shall mean, collectively, all of the Fund Borrowers.

      "GAAP" shall mean generally accepted accounting principles as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified

Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

      "INDEBTEDNESS" shall mean, as applied to any Person, all obligations, contingent and otherwise, which, in accordance with generally accepted accounting principles, should be classified upon the Person's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including, without limitation, in any event and whether or not so classified:
(i) all debt and similar monetary obligations, whether direct or indirect; (ii) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, or with respect to which assets of the Person have been segregated, whether or not the liability secured thereby shall have been assumed, including, without limitation, any cash or securities held or otherwise pledged as collateral in connection with any short sales transactions; and (iii) all guaranties, endorsements and other contingent obligations, whether direct or indirect, in respect of Indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor (whether by way of loan, stock purchase, capital contribution or otherwise), to purchase Indebtedness, or to assure the owner of Indebtedness against loss, through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the Indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer of any letters of credit.

      "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

      "INTERNATIONAL FUND" shall mean any Borrower designated as such on
SCHEDULE 1 annexed hereto (which designation shall be concurred in by the Agents), and including any Borrower determined to be an international fund, a region-specific (other than within the United States of America) fund or a single-country (other than the United States of America) fund.

      "INVESTMENT ADVISER" shall mean any Person serving as an investment adviser, as defined in the Investment Company Act, to an Investment Company or Portfolio.

      "INVESTMENT COMPANY" shall mean any Person registered as an investment management company under the Investment Company Act.

      "INVESTMENT COMPANY ACT" shall mean the Investment Company Act of 1940, as amended, including all rules and regulations promulgated thereunder.

      "LIENS" shall have the meaning specified in Section 9.03 hereof.

      "LOAN" shall mean any Committed Credit Loan or Swing Line Loan; and "LOANS" shall mean, collectively, all Committed Credit Loans and Swing Line Loans.

      "LOAN DOCUMENTS" shall mean, collectively, this Agreement and all other agreements, instruments, documents and certificates now and hereafter executed and/or delivered pursuant hereto or thereto.

      "MAJORITY BANKS" shall mean, at any particular time, those Banks the sum of whose then outstanding Committed Credit Loans to the Borrowers aggregate to at least 51% of the aggregate of all such outstanding Committed Credit Loans or, if no Committed Credit Loans are then outstanding, the sum of whose Facility Percentages aggregate to at least 51% of the Maximum Committed Credit Amount.

      "MATERIAL ADVERSE EFFECT" shall mean, with respect to any Borrower, a material adverse effect on the business, assets, operations, prospects or condition (financial or otherwise) of such Borrower or on the ability of such Borrower to perform its obligations under this Agreement.

      "MAXIMUM COMMITTED CREDIT AMOUNT" shall mean the maximum amount of the Banks' commitments to make Committed Credit Loans to the Borrowers hereunder, which in the first instance shall be $250,000,000, as the same may be reduced from time to time pursuant to Section 2.02 hereof.

      "MAXIMUM CREDIT AMOUNT" shall mean the maximum amount of credit available to the Borrowers hereunder, which in the first instance shall be $250,000,000.

      "MULTIEMPLOYER PLAN" shall mean, at any time, an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which a Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the Controlled Group during such five year period.

      "NET ASSETS" shall mean, as applied to any Borrower, the value of the Total Assets of such Borrower, less all liabilities and Indebtedness other than Loans outstanding hereunder. For purposes of this definition the value of a Borrower's portfolio securities shall be the value of such securities as determined from time to time in a manner consistent with that used by such Borrower for reporting purposes in accordance with regulatory requirements.

      "OFFICERS' CERTIFICATE" shall have the meaning specified in
Section 6.01(e) hereof.

      "OPERATIONS AGENT" shall have the meaning specified in the preamble hereof.

      "OPERATIONS AGENT'S FEE" shall have the meaning specified in Section 5.02 hereof.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "PERSON" shall mean a corporation, an association, a trust (or series of a trust), a partnership, a limited liability company, a limited liability partnership, a joint venture, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

      "PFPC TRUST" shall mean PFPC Trust Company, a limited purpose trust company organized under the laws of the State of Delaware.

      "PLAN" shall mean any employee pension benefit plan which is covered by Title IV of ERISA or subject to minimum funding standards under Section 412 of the Internal Revenue Code and is either (a) maintained by a Borrower or any member of the Controlled Group for employees of a Borrower or any member of the Controlled Group or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

      "PORTFOLIO" shall mean an investment portfolio of an Investment Company.

      "PORTFOLIO BORROWER" shall mean any Portfolio of a Fund on whose behalf Loans are requested hereunder, which term shall include any other Portfolio that is added as a Borrower hereunder as provided in Article XIII hereof; and "PORTFOLIO BORROWERS" shall mean, collectively, all Portfolio Borrowers.

      "PROSPECTUS" shall mean, as applicable, (i) the currently effective prospectus and statement of additional information delivered to purchasers of Shares of a Borrower, which is an open-end Investment Company (or a Portfolio thereof), pursuant to the Securities Act of 1933, as amended, or (ii) the Registration Statement of a Borrower that is a closed-end Investment Company.

      "REFUNDED SWING LINE LOAN" shall have the meaning specified in Section 3.05(a) hereof.

      "REGISTRATION STATEMENT" shall mean the Registration Statement on Form N-2, or any successor form, of a Borrower that is a closed-end Investment Company, as amended by any amendment most recently filed with the SEC, including such Borrower's investment objectives and fundamental investment policies and restrictions as may be set forth therein or as such investment objectives and fundamental investment policies and restrictions are set forth in a subsequent vote adopted by the Shareholders of such Borrower.

      "REGULATION U" shall mean Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      "RENEWAL NOTICE" shall have the meaning specified in Section 14.01 hereof.

      "REQUEST FOR COMMITTED CREDIT LOAN" shall have the meaning specified in
Section 2.04(a) hereof.

      "REQUEST FOR SWING LINE LOAN" shall have the meaning specified in
Section 3.03(a) hereof.

      "RESTRICTED FUND" shall mean any Borrower designated as such on SCHEDULE 1 annexed hereto, which designation shall be concurred in by the Agents.

      "SEC" shall mean the Securities and Exchange Commission.


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

      "SHARES" shall mean the securities representing beneficial or equity interests in a Borrower.

      "SHAREHOLDERS" shall mean the owners of Shares of a Borrower.

      "SPECIFIED PERCENTAGE" shall mean, with respect to any Borrower, the percentage set forth on SCHEDULE 1 annexed hereto, or such other percentage that the Borrower Agent may, from time to time, specify to the Operations Agent in writing; PROVIDED that the aggregate of all such percentages shall at all times equal one hundred percent (100%).

      "STATE STREET BANK" shall mean State Street Bank and Trust Company, a trust company chartered under the laws of The Commonwealth of Massachusetts.

      "SUBSIDIARY" of any Person shall mean a corporation of which a majority of the outstanding shares of stock of each class having ordinary voting power is owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries.

      "SWING LINE AMOUNT" shall mean the maximum amount of Swing Line Loans made or to be made by the Swing Line Lender to the Borrowers hereunder, which shall be $50,000,000.

      "SWING LINE LENDER" shall mean State Street Bank.

      "SWING LINE LOAN" shall mean any Loan made or to be made to the Borrowers by the Swing Line Lender as contemplated by Section 3.01 hereof.

      "SWING LINE LOAN ACCOUNT" shall have the meaning specified in Section 3.02 hereof.

      "SWING LINE PARTICIPATION AMOUNT" shall have the meaning specified in
Section 3.05(b) hereof.

      "SYNDICATION AGENT" shall have the meaning specified in the preamble hereof.

      "TOTAL ASSETS" shall mean, as applied to any Borrower, the value of the total assets of such Borrower. For purposes of this definition the value of a Borrower's portfolio securities shall be the value of such securities as determined from time to time in a manner consistent with that used by such Borrower for reporting purposes in accordance with regulatory requirements, including the Investment Company Act.

      "UNFUNDED LIABILITIES" shall mean, with respect to any Plan, at any time, the amount (if any) by which (a) the present value of all benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a Borrower or any member of the Controlled Group to the PBGC or such Plan under Title IV of ERISA.

      "UNREFUNDED SWING LINE LOANS" shall have the meaning specified in
Section 3.05(b) hereof.

      "WARBURG PINCUS ASSET MANAGEMENT" shall means Warburg Pincus Asset Management, Inc.

      "YEAR 2000 PROBLEM" shall have the meaning specified in Section 7.18 hereof.

      Section 1.02. ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared and all financial records shall be maintained in accordance with GAAP.

      Section 1.03.  Other Definitional Terms.

           (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, section, schedule, exhibit and like references are to this Agreement unless otherwise specified.

           (b) Each reference herein to a particular Person shall include a reference to such Person's successors and permitted assigns.

           (c) Any defined term which relates to a document, instrument or agreement shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms hereof and thereof.

                      ARTICLE II. COMMITTED LINE OF CREDIT

      Section 2.01. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Agreement, each Bank severally agrees to make Committed Credit Loans to each Borrower from time to time on any Banking Day during the period from the date hereof to but not including the Expiration Date, as may be requested by such Borrower in accordance with Section 2.04 hereof, in an aggregate amount not to exceed at any one time outstanding the amount of such Bank's Commitment. Each Committed Credit Loan made by the Banks to a Borrower hereunder shall be in an amount of $1,000,000 or an integral multiple thereof; PROVIDED that (i) at no time shall any Bank be obligated to fund or maintain Committed Credit Loans in excess of such Bank's Commitment; (ii) at no time shall State Street Bank be obligated to fund or maintain Committed Credit Loans to the extent that the principal amount of such Committed Credit Loans, together with the aggregate principal amount of Swing Line Loans outstanding to the Borrowers hereunder, exceeds State Street Bank's Commitment; (iii) at no time shall the aggregate outstanding principal amount of all Committed Credit Loans made to the Borrowers hereunder exceed the Maximum Committed Credit Amount; (iv) at no time shall the aggregate outstanding principal amount of all Loans made to the Borrowers hereunder exceed the Maximum Credit Amount; and (v) at no time shall the aggregate outstanding principal amount of all Loans made to any Borrower hereunder exceed such Borrower's Borrowing Base. Each request for a Committed Credit Loan by a Borrower shall constitute a representation by such Borrower that the conditions set forth in Section 6.02 hereof have been satisfied on the date of such request. Within the limits of the provisions of this Section 2.01, each Borrower may borrow, prepay pursuant to Section 4.01, and reborrow under this Section 2.01.

      Section 2.02.  REDUCTION OR TERMINATION OF COMMITMENT.

           (a) The Borrowers, acting through their respective Borrower Agents, may at any time prior to the Expiration Date, (i) terminate the Commitments in full by (A) giving at least three (3) Banking Days' written notice thereof to the Operations Agent (with sufficient copies for itself and the other Banks), and (B) repaying, or causing to be repaid, in full the Loans and any other obligations of the Borrowers hereunder, including, without limitation, accrued and unpaid interest on the Loans, the accrued and unpaid Commitment Fees, and all other fees and expenses provided for herein; or (ii) reduce the Maximum Committed Credit Amount, in part, by an amount not less than $10,000,000 or in multiples of $5,000,000 thereafter by (A) giving at least three (3) Banking Days' written notice thereof to the Operations Agent (with sufficient copies for itself and the other Banks), and (B) repaying the amount, if any, by which the aggregate unpaid principal amount of the Committed Credit Loans exceeds the then reduced Maximum Committed Credit Amount, together with the Commitment Fees accrued with respect to the amount of such reduction to the date of such reduction. Any such partial reduction of the Maximum Committed Credit Amount shall also effect a like reduction in the Maximum Credit Amount and, to the extent that the Maximum Committed Credit Amount is reduced to an amount less than the Swing Line Amount, a like reduction in the Swing Line Amount. Upon the termination of the Commitments pursuant to this Section 2.02(a), this Agreement shall terminate and be of no further force and effect, except as otherwise provided hereinabove, and except for the indemnification obligations of the Borrowers hereunder with respect to Loans made by, or other actions taken by, the Banks or the Operations Agent to, or in respect of, the Borrowers prior to the effective date of such termination, and except for the obligations, if any, of the Banks for the reimbursement to a Borrower of recovered costs under
Section 5.01(c) hereof. No termination of the Commitments or reduction of the Maximum Committed Credit Amount by the Borrowers shall be subject to reinstatement.

           (b) In addition to the provisions of paragraph (a) of this Section 2.02, any Borrower (other than a Borrower, if any, which shall be the sole remaining Borrower hereunder), acting through its Borrower Agent, may terminate its participation in this Agreement and withdraw as a party hereto by (A) giving at least three (3) Banking Days' written notice thereof to the Operations Agent (with sufficient copies for itself and the other Banks), accompanied by a revised SCHEDULE 1 in accordance with Section 4.09 reflecting the withdrawal of such Borrower, and (B) repaying in full the Loans and any other obligations of such Borrower hereunder, including, without limitation, accrued and unpaid interest on the Loans, the accrued and unpaid Commitment Fees, and all other fees and expenses provided for herein to be paid by such Borrower. Upon the effective date of such termination, the Banks' obligations to make Committed Credit Loans to such Borrower hereunder shall terminate, such Borrower shall cease to be a party to this Agreement and this Agreement shall be of no further force and effect as to such Borrower, except as otherwise provided hereinabove, and except for the indemnification obligations of such Borrower hereunder with respect to Loans made by, or other actions taken by, the Banks or the Operations Agent to, or in respect of, such Borrower prior to the effective date of such termination, and except for the rights of such Borrower pursuant to Section 5.01(c) to be reimbursed costs, if any, recovered by the Banks. This Agreement (including the Commitments) shall otherwise remain in full force and effect as to all other Borrowers.

           (c) Subject to the foregoing and to the provisions of Articles X and XIV hereof, the Commitments shall terminate in full on and as of the Expiration Date. Upon such termination, each Borrower, severally and not jointly, promises to pay, and there shall become absolutely due and payable on the Expiration Date, the principal amount of all Loans outstanding to such Borrower on such date, together with any and all accrued and unpaid interest thereon and fees and other amounts due hereunder. Except as otherwise provided in this Section 2.02, the Borrowers shall not have the right to reduce or terminate the Commitments.

      Section 2.03. COMMITTED CREDIT LOAN ACCOUNTS. Each Bank will open and maintain a loan account (each a "COMMITTED CREDIT LOAN ACCOUNT") on its books in the name of each Borrower with respect to such Bank's Committed Credit Loans to such Borrower. Each Committed Credit Loan made by a Bank will be debited, and each payment or prepayment on account thereof will be credited, to the Committed Credit Loan Account maintained by such Bank; PROVIDED that the failure of any Bank to record such amounts in its Committed Credit Loan Account shall not affect the obligations of any Borrower hereunder with respect thereto. The Operations Agent shall maintain a record of amounts owing with respect to each Committed Credit Loan Account, which record shall be considered, absent manifest error, PRIMA FACIE evidence of the matters noted therein; PROVIDED that the failure of the Operations Agent to maintain such record shall not affect or impair the validity or binding nature of any Committed Credit Loan Account.

      Section 2.04.  REQUESTS FOR COMMITTED CREDIT LOANS.

           (a) Each request by a Borrower for a Committed Credit Loan (each a "REQUEST FOR COMMITTED CREDIT LOAN") shall be made by notice to the Operations Agent from the Borrower Agent for such Borrower not later than 1:00 p.m. (Boston time) on the day of the proposed borrowing. The Operations Agent shall give each Bank prompt notice of the Operations Agent's receipt of any Request for Committed Credit Loan. Each Request for Committed Credit Loan shall be in writing in the form of EXHIBIT A hereto, or made by telephonic communication confirmed not later than 1:30 p.m. (Boston time) the same day by telecopy or other facsimile transmission in the form of EXHIBIT A. The Operations Agent may rely upon any telephonic Request for Committed Credit Loan which it reasonably believes is made by a Borrower Agent; PROVIDED that the Operations Agent shall not advance any Committed Credit Loan unless the Operations Agent shall have received confirmation of such telephonic Request for Committed Credit Loan in the manner set forth above. Each Borrower severally agrees to indemnify and hold the Operations Agent and each Bank harmless for any reasonable action taken, including, without limitation, the making of Committed Credit Loans hereunder to such Borrower, or loss or expense incurred, by the Operations Agent or any Bank in good faith reliance upon such telephonic Request for Committed Credit Loan; PROVIDED that no Borrower shall be liable for any such action, loss or expense to the extent that the same shall result from the gross negligence or willful misconduct of the Operations Agent or a Bank, as applicable. At the time the initial Request for Committed Credit Loan is made under this Section 2.04(a), each Borrower shall have provided the Operations Agent and the Banks with an Officer's Certificate as required by Section 6.01(e). Each Borrower hereby agrees that (i) the Operations Agent and each Bank shall be entitled to rely upon the Officer's Certificate in its possession until it is superseded by a more recent Officer's Certificate, and (ii) each Request for Committed Credit Loan submitted by a Borrower shall (A) obligate such Borrower to borrow the principal amount of the Committed Credit Loan requested thereby, and (B) constitute a representation and warranty by such Borrower to the Operations Agent and the Banks that the Committed Credit Loan requested thereby (1) is permitted under such Borrower's Prospectus, (2) will not, when made, cause the aggregate Indebtedness of such Borrower in respect of Loans to exceed such Borrower's Borrowing Base, (3) will not, when made, cause the aggregate Indebtedness of the Borrowers to the Banks in respect of Committed Credit Loans to exceed the Maximum Committed Credit Amount, (4) will not, when made, cause the aggregate Indebtedness of the Borrowers to State Street Bank in respect of Committed Credit Loans and Swing Line Loans to exceed State Street Bank's Commitment, (5) will not, when made, cause the aggregate Indebtedness of the Borrowers to the Banks in respect of Loans to exceed the Maximum Credit Amount, and (6) will be used by the Borrower only in accordance with the provisions of
Section 4.08 hereof.

           (b) Subject to the terms and conditions of this Agreement, each Bank shall, as soon as practicable on the date of a proposed borrowing, and in no event later than 3:00 p.m. (Boston time) on such date, make available to the Operations Agent, at the Operations Agent's address referred to in Section 15.04 hereof and in immediately available funds, such Bank's ratable portion of the Committed Credit Loan requested. After the Operations Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article VI hereof, the Operations Agent will wire or otherwise remit the proceeds of the Committed Credit Loan in immediately available funds to the account of the Borrower making such Request for Committed Credit Loan specified in such Borrower's standing instructions set forth in SCHEDULE 1 hereto not later than the close of business on the date of such Request for Committed Credit Loan.

           (c) A Request for Committed Credit Loan shall be irrevocable and binding on the Borrower making such Request for Committed Credit Loan, and if the Committed Credit Loan requested is not borrowed on the date specified therein, such Borrower shall indemnify each Bank and the Operations Agent against any loss or expense (excluding lost profits) reasonably incurred by such Bank or Operations Agent by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank or Operations Agent to fund or maintain the Committed Credit Loan.

           (d) Unless the Operations Agent shall have received notice from a Bank prior to the time of any borrowing that such Bank will not make available to the Operations Agent its ratable portion of the Committed Credit Loan, the Operations Agent may assume that such Bank has made such portion available to the Operations Agent on the date of such borrowing in accordance with and as provided in Section 2.04(b). The Operations Agent may, in reliance upon such assumption, make available on such date a corresponding amount to the Borrower on whose behalf the Request for Committed Credit Loan was made. If, and to the extent, a Bank shall not have made its ratable portion available to the Operations Agent, and the Operations Agent shall have made available the corresponding amount to the Borrower, such Bank agrees to pay the same to the Operations Agent forthwith on demand, and if such Bank shall fail to do so, the Borrower agrees, subject to Section 2.04(e), to repay such amount to the Operations Agent, within two (2) Banking Days after demand, together with interest thereon at the applicable interest rate for each day from the date the Operations Agent shall have made such amount available to the Borrower until the date such amount is paid or repaid to the Operations Agent. If, in the alternative, the Bank in question shall pay to the Operations Agent the corresponding amount, the amount so paid shall constitute such Bank's Committed Credit Loan as part of the requested borrowing for purposes of this Agreement from the date of such payment to the Operations Agent.

           (e) The failure of any Bank to make the Committed Credit Loans to be made by it as part of any borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Committed Credit Loans on the date of such borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Committed Credit Loan to be made by such other Bank on the date of any borrowing. Notwithstanding the foregoing, in the event that a Bank fails to make available to the Operations Agent its ratable portion of a Committed Credit Loan pursuant to Section 2.04(b), State Street Bank and Deutsche Bank AG, New York Branch, severally and not jointly, agree to make available to the requesting Borrower the amount of any such shortfall as a Committed Credit Loan hereunder; PROVIDED that neither State Street Bank nor Deutsche Bank AG, New York Branch shall be required to make such additional Committed Credit Loans to the extent that the amount thereof, together with all other outstanding Committed Credit Loans (and, in the case of State Street Bank, all outstanding Swing Line Loans) made by such Bank exceeds such Bank's Commitment.

      Section 2.05.  REPAYMENT OF COMMITTED CREDIT LOANS.

           (a) Each Borrower hereby absolutely and unconditionally, severally and not jointly, promises to pay to the Operations Agent for the account of and in trust for each of the Banks, and each Committed Credit Loan made to such Borrower shall mature and the principal amount thereof become due and payable in full, on the earlier to occur of (i) sixty (60) calendar days after the date such Committed Credit Loan is made and (ii) the Expiration Date.

           (b) Subject to the foregoing provisions of this Section 2.05, a Borrower may apply all or any portion of the proceeds of any Committed Credit Loan made to such Borrower to the repayment of any unpaid principal amount of any other Loan then outstanding to such Borrower; PROVIDED that no Borrower shall have Loans outstanding hereunder on more than sixty (60) consecutive calendar days.

                       ARTICLE III. SWING LINE OF CREDIT

      Section 3.01. THE SWING LINE OF CREDIT. Subject to the terms and conditions set forth in this Agreement, the Swing Line Lender agrees to make available to the Borrowers a line of credit pursuant to which the Swing Line Lender, in its sole discretion, may make Swing Line Loans to each Borrower from time to time on any Banking Day during the period from the date hereof to but not including the Expiration Date, as may be requested by such Borrower in accordance with Section 3.03 hereof. At no time shall (i) the aggregate outstanding principal amount of all Swing Line Loans made to the Borrowers hereunder exceed the Swing Line Amount, or (ii) the aggregate outstanding principal amount of all Swing Line Loans made to the Borrowers hereunder PLUS the aggregate outstanding principal amount of all Committed Credit Loans made to the Borrowers by State Street Bank hereunder exceed State Street Bank's Commitment, or (iii) the aggregate outstanding principal amount of all Loans made to the Borrowers hereunder exceed the Maximum Credit Amount, or (iv) the aggregate outstanding principal amount of all Loans made to any Borrower hereunder exceed such Borrower's

Borrowing Base. Although it shall be within the sole discretion of the Swing Line Lender to make Swing Line Loans under this Agreement, each Borrower agrees and understands that each request for a Swing Line Loan made by a Borrower shall constitute a representation by such Borrower that the conditions set forth in
Section 6.02 hereof have been satisfied on the date of such request. Within the limits of the provisions of this Section 3.01, each Borrower may borrow, prepay pursuant to Section 4.01, and reborrow under this Section 3.01.

      Section 3.02. SWING LINE LOAN ACCOUNT. The Swing Line Lender will open and maintain a loan account (the "SWING LINE LOAN ACCOUNT") on its books in the name of each Borrower with respect to Swing Line Loans made to such Borrower. Each Swing Line Loan made by the Swing Line Lender will be debited, and each payment or prepayment on account thereof will be credited, to the Swing Line Loan Account; PROVIDED that the failure of the Swing Line Lender to record such amounts in the Swing Line Loan Account shall not affect the obligations of the Borrower hereunder with respect thereto. Each Swing Line Loan Account maintained with respect to a Borrower shall be considered, absent manifest error, PRIMA FACIE evidence of the matters noted therein.

      Section 3.03.  REQUESTS FOR SWING LINE LOANS.

           (a)   Each request by a Borrower for a Swing Line Loan under
Section 3.01 hereof (each a "REQUEST FOR SWING LINE LOAN") shall be made by notice to the Swing Line Lender from the Borrower Agent for such Borrower not later than 4:00 p.m. (Boston time) on the Banking Day of the proposed borrowing. Each Request for Swing Line Loan shall be in writing in the form of EXHIBIT B hereto, or made by telephonic communication confirmed not later than 4:00 p.m. (Boston time) the same day by telecopy or other facsimile transmission in the form of EXHIBIT B. The Swing Line Lender may rely upon any telephonic Request for Swing Line Loan which it reasonably believes is made by a Borrower Agent; PROVIDED that the Swing Line Lender shall not advance any Swing Line Loan unless the Swing Line Lender shall have received confirmation of such telephonic Request for Swing Line Loan in the manner set forth above. Each Borrower severally agrees to indemnify and hold the Swing Line Lender harmless for any reasonable action taken, including, without limitation, the making of Swing Line Loans hereunder to such Borrower, or loss or expense incurred, by the Swing Line Lender in good faith reliance upon such telephonic Request for Swing Line Loan; PROVIDED that no Borrower shall be liable for any such action, loss or expense to the extent that the same shall result from the gross negligence or willful misconduct of the Swing Line Lender. At the time of the initial Request for Swing Line Loan made under this Section 3.03(a), each Borrower shall have provided the Swing Line Lender with an Officer's Certificate as required by
Section 6.01(e). Each Borrower hereby agrees that (i) the Swing Line Lender shall be entitled to rely upon the Officer's Certificate in its possession until it is superseded by a more recent Officer's Certificate, and (ii) each Request for Swing Line Loan submitted by a Borrower shall (A) obligate such Borrower to borrow the principal amount of the Swing Line Loan requested thereby, and (B) constitute a representation and warranty by such Borrower to the Swing Line Lender that (1) the Swing Line Loan requested thereby is permitted under such Borrower's most recent Prospectus, (2) will not, when made, cause the aggregate Indebtedness of such Borrower in respect of Loans to exceed such Borrower's Borrowing Base, (3) will not, when made, cause the aggregate Indebtedness of the Borrowers to the Swing Line Lender in respect of Swing Line Loans to exceed the Swing Line Amount, (4) will not, when made, cause the aggregate Indebtedness of the Borrowers to State

Street Bank in respect of Committed Credit Loans and Swing Line Loans to exceed State Street Bank's Commitment, (5) will not, when made, cause the aggregate Indebtedness of the Borrowers to the Banks in respect of Loans to exceed the Maximum Credit Amount, and (6) will be used by the Borrower only in accordance with the provisions of Section 4.08 hereof.

           (b)   Upon fulfillment of the applicable conditions set forth in
Article VI hereof, the Swing Line Lender promptly will wire or otherwise remit the proceeds of the Swing Line Loan in immediately available funds to the account of the Borrower making such Request for Swing Line Loan specified in such Borrower's standing instructions set forth in SCHEDULE 1 hereto not later than the close of business on the date of such Request for Swing Line Loan.

           (c) A Request for Swing Line Loan shall be irrevocable and binding on the Borrower making such Request for Swing Line Loan, and if the Swing Line Loan requested is not borrowed on the date specified therein, such Borrower shall indemnify the Swing Line Lender against any loss or expense (excluding lost profits) reasonably incurred by the Swing Line Lender by reason of the liquidation or reemployment of deposits or other funds acquired by the Swing Line Lender to fund or maintain the Swing Line Loan.

      Section 3.04.  REPAYMENT OF SWING LINE LOANS.

           (a) Each Borrower hereby absolutely and unconditionally, severally and not jointly, promises to pay to the Swing Line Lender, and each Swing Line Loan made to such Borrower shall mature and the principal amount thereof become due and payable in full, on the earlier to occur of (i) seven (7) Banking Days after the date such Swing Line Loan is made and (ii) the Expiration Date.

           (b) Subject to the foregoing provisions of this Section 3.04, a Borrower may apply all or any portion of the proceeds of any Swing Line Loan made to such Borrower to the repayment of any unpaid principal amount of any other Loan then outstanding to such Borrower; PROVIDED that no Borrower shall have Loans outstanding hereunder on more than sixty (60) consecutive calendar days.

      Section 3.05.  REFUNDING OF SWING LINE LOANS.

           (a) The Swing Line Lender, at any time in its sole and absolute discretion may, and on the seventh Banking Day after the borrowing of a Swing Line Loan by a Borrower (if such Swing Line Loan has not been repaid in full) shall, on behalf of such Borrower (and such Borrower hereby irrevocably directs the Swing Line Lender to so act on its behalf and with respect to such Borrower) upon notice given by the Swing Line Lender no later than 1:00 p.m. (Boston time) on the relevant refunding date, request each Bank to make, and each Bank hereby agrees to make, a Committed Credit Loan to such Borrower in an amount equal to such Bank's Facility Percentage of the amount of such Swing Line Loan (the "REFUNDED SWING LINE LOAN") outstanding on the date of such notice, to repay the Swing Line Lender. Each Bank shall make the amount of such Committed Credit Loan available to the Operations Agent in immediately available funds not later than 3:00 p.m. (Boston time) on the date of such notice. The proceeds of such Committed Credit Loans shall be distributed by the Operations Agent to the Swing Line Lender and immediately applied by the Swing Line Lender to repay the Refunded Swing Line

Loans. Effective on the day such Committed Credit Loans are made, the portion of the Swing Line Loans so paid shall no longer be outstanding as Swing Line Loans.

           (b) If, prior to the making of a Committed Credit Loan to a Borrower pursuant to Section 3.05(a) hereof, an Event of Default shall have occurred and be continuing, each Bank severally, unconditionally and irrevocably agrees that it shall purchase a participating interest in the applicable Swing Line Loans (the "UNREFUNDED SWING LINE LOANS") in an amount equal to the amount of Committed Credit Loans which otherwise would have been made by such Bank pursuant to Section 3.05(a). Each Bank shall immediately transfer to the Operations Agent, in immediately available funds, the amount of its participation (the "SWING LINE PARTICIPATION AMOUNT"), and the proceeds of such participation shall be distributed by the Operations Agent to the Swing Line Lender in such amount as will reduce the amount of the participating interest retained by the Swing Line Lender in its Swing Line Loans to the amount of the Committed Credit Loans which were to have been made by the Swing Line Lender pursuant to Section 3.05(a).

           (c) Whenever, at any time after the Swing Line Lender has received from any Bank such Bank's Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Bank its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Bank's PRO RATA portion of such payment, if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); PROVIDED, HOWEVER, that, in the event that such payment received by the Swing Line Lender is required to be returned, such Bank will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender with interest, as appropriate.

           (d) Each Bank's obligation to make the Committed Credit Loans referred to in Section 3.05(a) and to purchase participating interests pursuant to Section 3.05(b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Bank may have against the Swing Line Lender or any other Person for any reason whatsoever;
(ii) the occurrence or continuance of a Default or the failure to satisfy any of the other conditions specified in Section 6.02 hereof; (iii) any adverse change in the condition (financial or otherwise) of any Borrower; (iv) any breach of this Agreement or any other Loan Document by any Borrower or Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                     ARTICLE IV. CERTAIN COMMON PROVISIONS

      Section 4.01.  OPTIONAL PREPAYMENTS; CERTAIN MANDATORY PREPAYMENTS.

           (a) Each Borrower shall have the right at any time, without premium or penalty, to prepay the Committed Credit Loans made to such Borrower hereunder, in whole or in part, upon telephonic notice to the Operations Agent of its intention to prepay such Committed Credit Loans prior to 1:00 p.m. (Boston time) on the date such prepayment is to be made;

PROVIDED, HOWEVER, that each such prepayment (other than a prepayment in full) shall be in an amount of $1,000,000 or an integral multiple thereof; and FURTHER PROVIDED that each such telephonic notice shall be confirmed in writing not later than 1:30 p.m. (Boston time) the same day by telecopy or other facsimile transmission in the form of EXHIBIT C.

           (b) Each Borrower shall have the right at any time, without premium or penalty, to prepay the Swing Line Loans made to such Borrower hereunder, in whole or in part, upon telephonic notice to the Swing Line Lender of its intention to prepay such Swing Line Loan prior to 4:00 p.m. (Boston time) on the date such prepayment is to be made; PROVIDED, HOWEVER, that each such telephonic notice shall be confirmed in writing not later than 4:00 p.m. (Boston time) the same day by telecopy or other facsimile transmission in the form of EXHIBIT D.

           (c) If, at any time, the aggregate unpaid principal amount of Loans to any Borrower shall exceed such Borrower's Borrowing Base, the Borrower shall immediately prepay such excess amount within three (3) Banking Days.

           (d) Upon any reduction of the Maximum Committed Credit Amount pursuant to Section 2.02(a) hereof or otherwise, or if, at any time, the aggregate unpaid principal amount of Committed Credit Loans exceeds the Maximum Committed Credit Amount, each Borrower that, at such time, has outstanding Committed Credit Loans agrees to prepay within three (3) Banking Days after demand by the Banks or the Operations Agent, on behalf of the Banks, its PRO RATA portion of the amount, if any, by which the aggregate unpaid principal amount of Committed Credit Loans made to the Borrowers hereunder exceeds the Maximum Committed Credit Amount.

           (e) If, at any time, the aggregate unpaid principal amount of Swing Line Loans exceeds the Swing Line Amount, each Borrower that, at such time, has outstanding Swing Line Loans agrees to prepay within three (3) Banking Days after demand by the Swing Line Lender its PRO RATA portion of such excess amount.

           (f)   Upon any reduction of the Maximum Credit Amount pursuant to
Section 2.02(a) hereof or otherwise, or if, at any time, the aggregate unpaid principal amount of Loans exceeds the Maximum Credit Amount, each Borrower that, at such time, has outstanding Loans agrees to prepay within three (3) Banking Days after demand by the Banks or the Operations Agent, on behalf of the Banks, its PRO RATA portion of such excess amount.

      Section 4.02.  PLACE AND MODE OF PAYMENTS; COMPUTATIONS.

           (a) Each Borrower shall give notice to the Operations Agent of each payment to be made by it hereunder in respect of Committed Credit Loans not later than 1:00 p.m.(Boston time) on the day when due; PROVIDED that such notice, if made by telephonic communication, shall be confirmed in writing not later than 1:30 p.m. (Boston time) the same day by telecopy or other facsimile transmission in the form of EXHIBIT C. Each such payment shall be made in lawful money of the United States to the Operations Agent at its address set forth in
Section 15.04 in immediately available and freely transferable funds, and shall be received by the Operations Agent not later than 2:00 p.m. (Boston time) on the day when due. The Operations Agent will, promptly after its receipt thereof, distribute like funds relating to the payment of principal, interest, Commitment Fees or other amounts payable to the Banks for their respective accounts, as appropriate.

           (b) Each Borrower shall give notice to the Swing Line Lender of each payment to be made by it hereunder in respect of Swing Line Loans not later than 4:00 p.m. (Boston time) on the day when due; PROVIDED that such notice, if made by telephonic communication, shall be confirmed in writing not later than 4:00 p.m. (Boston time) the same day by telecopy or other facsimile transmission in the form of EXHIBIT D. Each such payment shall be made in lawful money of the United States to the Swing Line Lender at its address set forth on Section 15.04 in immediately available and freely transferable funds, and shall be received by the Swing Line Lender not later than 5:00 p.m. (Boston time) on the day when due.

           (c) Unless the Operations Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Banks hereunder that such Borrower will not make such payment in full, the Operations Agent may assume that such Borrower has made such payment in full to the Operations Agent on such date and the Operations Agent may (but it shall not be required to), in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that such Borrower shall not have so made such payment, each Bank shall repay to the Operations Agent forthwith on demand such amount distributed to such Bank, together with interest thereon, for each day from the date such amount was so distributed until the date such Bank repays such amount to the Operations Agent, calculated at the Federal Funds Effective Rate, or, if such amount is not repaid to the Operations Agent within three (3) Banking Days, at the rate applicable to the Loan purported to be repaid or prepaid by such Borrower.

           (d) All payments by the Borrowers hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding of any kind (all of which will be paid by the Borrowers for their respective accounts if required by law prior to the date penalties are attached). If any such deduction or withholding obligation is imposed upon a Borrower with respect to any amount payable by it hereunder in respect of Committed Credit Loans, it will pay to the Operations Agent, for the benefit of the affected Bank(s), on the date on which such amount becomes due and payable hereunder such additional amount as shall be necessary to enable each of the Banks to receive the same net amount which each would have received on such due date had no such obligation been imposed upon such Borrower. If any such deduction or withholding obligation is imposed upon a Borrower with respect to any amount payable by it hereunder in respect of Swing Line Loans, it will pay to the Swing Line Lender on the date on which such amount becomes due and payable hereunder such additional amount as shall be necessary to enable the Swing Line Lender to receive the same net amount which it would have received on such due date had no such obligation been imposed upon such Borrower. The foregoing provisions of this Section 4.02(d) shall not apply, in the case of each Bank (or permitted assignee of any Bank or any participant), the Swing Line Lender and the Operations Agent, (i) to taxes imposed upon or by reference to its overall net income, profits or gains, or (ii) to franchise taxes imposed on it except in a jurisdiction in which such Bank, the Swing Line Lender or the Operations Agent is not doing business other than extending credit hereunder to the Borrowers, or (iii) if such Bank, the Swing Line Lender or the Operations Agent does not comply with the provisions of Section 4.06 hereof. Notwithstanding anything herein to the contrary, no financial institution organized under the laws of a jurisdiction other than the

United States of America or any political subdivision thereof shall be a Bank hereunder or a permitted assignee of any Bank or participant unless it shall certify, as of the date of its becoming a Bank hereunder or, as the case may be, as of the effective date of such assignment or participation, that it is not subject to withholding taxes on its United States source income; PROVIDED that if a financial institution is or becomes a Bank hereunder or a permitted assignee of any Bank or participant and it shall be unable to make such certification, each Borrower agrees to pay in a timely manner any obligation imposed on such Borrower for withholding taxes on the institution's United States source income, but such Borrower shall not be required to pay such additional amount to the Operations Agent for the benefit of the affected institution(s) as otherwise provided in this Section 4.02(d). Even with such certification, any permitted assignee of any Bank or participant shall be subject to this Section 4.02(d) and the provisions of Section 4.06; PROVIDED that in no event shall any permitted assignee of any Bank or participant be entitled to receive any greater amount pursuant to this Section 4.02(d) than the original Bank would have been entitled to receive. Each Borrower will deliver promptly to the Operations Agent or the Swing Line Lender, as applicable, certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Borrower hereunder. Each Bank, each permitted assignee of any Bank, and each participant agrees that it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions, and sol long as such efforts would not be materially disadvantageous to it) promptly to designate a different lending office if the designation of such alternative office would reduce or eliminate any required payments by the Borrower under this Section 4.02(d).

           (e)   If any sum would, but for the provisions of this
Section 4.02(e), become due and payable to the Banks (or any of them) or the Swing Line Lender by a Borrower under this Agreement on any day which is not a Banking Day, then such sum shall become due and payable on the Banking Day next succeeding the day on which such sum would otherwise have become due and payable hereunder, and interest and fees payable to the Banks (or any of them) or the Swing Line Lender under this Agreement shall be adjusted accordingly.

           (f) All computations of interest and fees, including Commitment Fees, payable under this Agreement in respect of Committed Credit Loans shall be made by the Operations Agent on the basis of a 360-day year and paid for the actual number of days elapsed. All computations of interest and fees payable under this Agreement in respect of Swing Line Loans shall be made by the Swing Line Lender on the basis of a 360-day year and paid for the actual number of days elapsed.

           (g) Each determination of an interest rate applicable to Committed Credit Loans by the Operations Agent pursuant to this Agreement shall be conclusive and binding on the Borrowers and the Banks if made in good faith and in the absence of manifest error. Each determination of an interest rate applicable to Swing Line Loans by the Swing Line Lender pursuant to this Agreement shall be conclusive and binding on the Borrowers if made in good faith and in the absence of manifest error.

      Section 4.03.  INTEREST.

           (a) Each Borrower hereby absolutely and unconditionally, severally and not jointly, promises to pay (i) to the Operations Agent for the ratable benefit of the Banks, in the case of Committed Credit Loans, and (ii) to the Swing Line Lender, in the case of Swing Line Loans, and there shall become absolutely due and payable, at the times specified in Section 4.03(b) below, all of the unpaid interest accrued on the principal amount of the Loans outstanding to such Borrower hereunder from time to time. Whenever any interest on and any principal of the Loans are paid simultaneously hereunder, the whole amount paid shall be applied first to interest then due and payable.

           (b) Except as otherwise provided in Section 4.04 hereof, the outstanding principal amount of each Loan shall bear interest from the date of such Loan until repayment thereof in full at the Federal Funds Rate. Interest accrued on each Loan to a Borrower shall be payable monthly in arrears on the fifteenth Banking Day of each calendar month for the immediately preceding calendar monthly period, and at the expiration or earlier termination of this Agreement with respect to such Borrower. Thereafter, interest shall be payable on demand.

           (c) Subject to the provisions of Sections 2.05(b) and 3.04(b) hereof, any Borrower may apply all or any portion of the proceeds of any Loan made to such Borrower to the payment of any accrued and unpaid interest on any other Loan then outstanding to such Borrower.

      Section 4.04. OVERDUE PRINCIPAL AND INTEREST. In the event that any Borrower shall fail to make any payment of principal of, or interest on, any Loan when due, whether at maturity or by acceleration or otherwise, interest on such unpaid principal and (to the extent permitted by law) on such unpaid interest shall thereafter be payable on demand at a rate per annum equal to two percent (2%) above the rate otherwise applicable to such Loan hereunder.

      Section 4.05. LIMITATION ON INTEREST. No provision of this Agreement shall require the payment or permit the collection of interest in excess of the rate then permitted by applicable law.

      Section 4.06. WITHHOLDING TAX EXEMPTION. No later than five (5) Banking Days prior to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrowers and the Operations Agent, two duly completed copies of the United States Internal Revenue Service Form W-8BEN or W-8ECI (or any successor forms), certifying in either case that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form W-8BEN or W-8ECI further undertakes to deliver to the Borrowers and the Operations Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrowers or the Operations Agent, in each case certifying that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrowers and the

Operations Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

      Section 4.07. INCREASED CAPITAL REQUIREMENTS. If any Bank shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital requirements for banks or bank holding companies, or any change therein (including, without limitation, any change according to a prescribed schedule of increasing requirements, whether or not known on the date of this Agreement), or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank with any request or directive of any such Person regarding capital adequacy (whether or not having the force of law) has the effect of reducing the return on such Bank's capital to a level below that which such Bank could have achieved (taking into consideration such Bank's policies with respect to capital adequacy immediately before such adoption, implementation, change or compliance and assuming that such Bank's capital was fully utilized prior to such adoption, implementation, change or compliance) but for such adoption, implementation, change or compliance as a consequence of such Bank's participation in the credit facilities established hereunder, including its commitment to make Committed Credit Loans, by any amount reasonably deemed by such Bank to be material, the Borrowers shall, upon five (5) Banking Days' prior notice to the Borrower Agent for each Borrower from such Bank (with a copy to the Operations Agent), pay to the Operations Agent for the benefit of such Bank as an additional fee from time to time on demand such amount as such Bank shall have determined to be necessary to compensate it for such reduction. The determination by such Bank (in consultation with the Operations Agent) of such amount, if done in good faith on the basis of any reasonable averaging and attribution methods, shall, in the absence of manifest error, be conclusive, and, at the request of the Borrowers, such Bank shall demonstrate the basis for such determination. No Borrower shall be required to compensate any Bank under this Section 4.07 for any reduction incurred more than 180 days prior to the date such Bank notifies the Borrower Agent of the event giving rise to such reduction and of such Bank's intention to claim compensation therefor.

      Section 4.08. USE OF PROCEEDS. Each Borrower will use the proceeds of the Loans solely for temporary or emergency purposes, including, without limitation, the temporary financing of repurchases or redemptions of Shares of such Borrower and, in the case of any Borrower that is a closed-end Investment Company, the payment of dividends; PROVIDED that such use of proceeds shall either (i) constitute an "Exempt" Transaction" as described in section 221.6(f) of Regulation U (12 CFR Part 221) of the Board or shall otherwise constitute an "Exempted Transaction" under, or shall not constitute a "purpose credit" for purposes of, Regulation U, or (ii) such use of proceeds shall not otherwise cause such Loans to violate the provisions of Regulation U. Without limiting the foregoing, no Borrower will, directly or indirectly, use any part of such proceeds for any purpose which would violate any provision of any applicable statute, regulation, order or restriction. In the event that the proposed use of proceeds of any Loan to a Borrower shall not constitute an "Exempted Transaction" under Regulation U, but shall nonetheless constitute a "purpose credit" for purposes thereof, the Borrower, at the time the Borrowing Request is made, shall furnish each Bank, the relevant lending Bank or the Swing Line Lender (as applicable) with a statement in conformity with the requirements of Federal Reserve Form F.R. U-1 referred to in said Regulation U.

      Section 4.09. BORROWER AGENTS. Each Borrower hereby appoints each person who shall now or hereafter serve as an Authorized Officer of the Borrower to act as its agent hereunder (individually, a "BORROWER AGENT" and collectively, the "BORROWER AGENTS") with such powers as are specifically delegated to the Borrower Agents by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Each Borrower shall cause its respective Borrower Agents: (i) to prepare and submit Borrowing Requests in compliance with the terms hereof; (ii) to notify the Operations Agent pursuant to Section 2.02 of the termination of this Agreement and the termination or reduction of the Commitments; and (iii) upon the admission of any new Borrower pursuant to
Article XIII, the withdrawal of a Borrower pursuant to Section 2.02(b) or at such other times as the Borrowers shall deem it appropriate, to promptly reallocate the percentages of the Commitment Fee and other fees and expenses payable by each Borrower hereunder among the Borrowers entitled to borrow hereunder, after giving effect to such admission or withdrawal, as the case may be, if any, and notify the Operations Agent in a writing signed by one or more Borrower Agents on behalf of each Borrower (with copies to each Bank and the Swing Line Lender) of the new percentages, at which time SCHEDULE 1 shall be revised to reflect the adjustment in such percentages and/or the admission or withdrawal, as the case may be, of such Borrower.

      Section 4.10. TAKE-OUT OF INDIVIDUAL BANKS. Upon the assertion of a claim for additional fees and expenses under Sections 4.02(d), 4.06, 4.07 or 5.01(b) by any Bank, other than a claim based on facts or circumstances affecting financial institutions generally, the Borrowers may (so long as no Default exists or would result after giving effect to the Borrowers' action under this
Section 4.10) prepay in full all Loans and other obligations owed the individual Bank or Banks with respect to which the Borrowers are exercising their rights hereunder (including, without limitation, any amounts owed to such Bank or Banks under Sections 4.02(d), 4.06, 4.07 and 5.01(b)), and terminate the Commitment(s) of such Bank(s), in each case after appropriate notice as required by Sections 2.02(a) and 4.01, and subject to all other provisions of this Agreement. Except as provided hereinbelow, such action shall reduce the Maximum Committed Credit Amount by the relevant amount and shall result in an automatic corresponding change in the remaining Banks' Facility Percentages so that they total one hundred percent (100%). Notwithstanding the foregoing, in the event that the Borrowers and the Operations Agent are able to reach agreement with a substitute commercial bank(s) to simultaneously accept the Commitment(s) being terminated pursuant to this Section 4.10, and to thereby become a Bank hereunder, the Maximum Committed Credit Amount shall not be reduced and the Facility Percentages shall remain unchanged, other than to effect the change to the substitute Bank(s). The substitute commercial bank(s) shall become a Bank hereunder upon the effective date of such substitution, at which time the Operations Agent shall revise SCHEDULE 2 to reflect the necessary changes. The Operations Agent shall forward a copy of the revised SCHEDULE 2 to the Banks and the Borrowers.

      Section 4.11. SHARING OF PAYMENTS; ETC. If any Bank shall obtain any payment on account of the Committed Credit Loans (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (according to the then outstanding principal amount of the Committed Credit Loans) of payments on account of the Committed Credit Loans obtained by all Banks (other than as a result of payments made pursuant to Sections 2.04(c), 4.02(d), 4.07 or 5.01 hereof), the Bank shall purchase from the other Banks such participations in the Committed Credit Loans held by them as shall cause the purchasing Bank to share such payment ratably according to the then outstanding principal amount of the Committed Credit Loans with each of them; PROVIDED that if all or any portion of such payment is thereafter recovered from the purchasing Bank, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Each Borrower agrees that any Bank so purchasing a participation in such Borrower's Committed Credit Loans from another Bank pursuant to this Section 4.11 may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Bank were the direct creditor of such Borrower in the amount of such participation.

                                ARTICLE V. FEES

      Section 5.01.  COMMITMENT FEES.

           (a) The Borrowers shall pay to the Operations Agent for the ratable benefit of the Banks, and in accordance with the Specified Percentages, a commitment fee (the "COMMITMENT FEE") for the period commencing on the date hereof to and including the termination of the Commitments hereunder equal to seven and one-half (7-1/2) basis points (75/1000 of 1%) per annum of the average daily unused portion of the Commitments without reduction for outstanding Swing Line Loans. The Commitment Fee shall be payable quarterly in arrears on the fifteenth Banking Day of each April, July, October and January of each year for the calendar quarter ending as of the last day of the immediately preceding month, commencing on the first such date next succeeding the date hereof, and, in connection with the partial reduction of the Maximum Committed Credit Amount in accordance with Section 2.02(a) hereof, on the date of such reduction, and on the date of any termination of any of the Commitments. With respect to each quarterly payment, the Commitment Fee shall be computed on the basis of the average daily unused portion of the Commitments during such quarter or shorter period without reduction for Swing Line Loans outstanding during such period.

           (b)   Without duplication of the amounts payable pursuant to
Section 4.07 hereof, if any change in any requirement imposed upon any Bank by any law of the United States of America or any state or political subdivision thereof to which such Bank may be subject or by any regulation, order, interpretation, ruling or official directive (whether or not having the force of law) of the Board, the FDIC or any other board or governmental or administrative agency of the United States of America or any state or political subdivision thereof to which such Bank may be subject shall impose, increase, modify or deem applicable any reserve, special deposit, assessment or other requirement against the Commitment of such Bank hereunder, and the result of the foregoing, in the reasonable determination of such Bank (in consultation with the Operations Agent), is to impose a cost on such Bank that is attributable to it maintaining its Commitment hereunder, then upon five (5) Banking Days' prior notice to the Borrowers from such Bank (with a copy to the Operations Agent), the Commitment Fee payable to such Bank shall be increased, for so long as such increased cost is imposed, to the extent such Bank determines is necessary to compensate it for such increased cost. The determination by such Bank of the amount thereof, if made in good faith, shall, in the absence of manifest error, be conclusive, and, at the request of the Borrowers, such Bank shall demonstrate the basis for such determination.

           (c) No portion of the Commitment Fee paid by any Borrower shall be subject to refund, reduction or proration, PROVIDED, HOWEVER, if, after any adjustment in the Commitment Fee pursuant to paragraph (b) of this Section 5.01, any part of the increased cost paid by a Bank is subsequently recovered, such Bank shall reimburse the Borrowers to the extent of the amount so recovered. A certificate of an officer of such Bank setting forth the amount of such recovery and the basis thereof (or such other communication as shall be consistent with the policy of such Bank), if made in good faith, shall, in the absence of manifest error, be conclusive.

      Section 5.02. OPERATIONS AGENT'S FEE. The Borrowers shall pay, in accordance with the Specified Percentages, the Operations Agent for its own account a fee (the "OPERATIONS AGENT'S FEE") equal to Fifteen Thousand Dollars ($15,000.00). The Operations Agent's Fee shall be payable annually in advance on the date of this Agreement and on the effective date of any renewal of the Commitments pursuant to Article XIV hereof.

      Section 5.03. ADMINISTRATIVE AGENT'S FEE. The Borrowers shall pay, in accordance with the Specified Percentages, the Administrative Agent for its own account on the date of this Agreement a fee (the "ARRANGING Fee") in an amount to be agreed upon by the Borrowers and the Administrative Agent.

      Section 5.04. ALLOCATION FEE. The Borrowers shall pay, in accordance with the Specified Percentages, the Operations Agent for the ratable benefit of the Banks on the date of this Agreement an allocation fee (the "ALLOCATION FEE") in an amount equal to two and one-half (2-1/2) basis points (25/1000 of 1%) of the aggregate Commitments.

                        ARTICLE VI. CONDITIONS PRECEDENT

      Section 6.01. CONDITIONS TO CLOSING. At the time this Agreement is duly executed and delivered by the Borrowers:

           (a) Each Loan Document shall be in form and substance satisfactory to the Operations Agent and each Bank, shall have been duly and properly authorized, executed and delivered by the respective party or parties thereto, and shall be in full force and effect on the date hereof. Executed original counterparts of each Loan Document shall have been furnished to the Operations Agent with sufficient copies for itself and the other Banks;

           (b) The Operations Agent shall have received from each Borrower (with sufficient copies for itself and the other Banks) certified copies of its charter, articles of association, declaration of trust and bylaws, as applicable, and copies of its most recent Prospectus;

           (c) The Operations Agent shall have received from each Borrower (with sufficient copies for itself and the other Banks) a long-form legal existence certificate, together with a good standing certificate, issued with respect to such Borrower as of a recent date by the relevant governmental authority in the jurisdiction of such Borrower's organization.

           (d) The Operations Agent shall have received from each Borrower (with sufficient copies for itself and the other Banks) certified copies of all documents relating to its due authorization and execution of the Loan Documents as the Operations Agent and the Banks may reasonably request, including, without limitation, all resolutions of such Borrower's Board of Trustees or Board of Directors, as applicable, authorizing
(i) its execution and delivery of each of the Loan Documents to which it is or is to become a party, (ii) its performance of all of its agreements and obligations under each of such documents, and (iii) the borrowings and other transactions contemplated by this Agreement;

           (e) The Operations Agent shall have received from each Borrower (with sufficient copies for itself and the other Banks) a certificate (an "OFFICER'S CERTIFICATE"), dated the date hereof, signed by the Secretary or Assistant Secretary of such Borrower, setting forth the name and bearing a specimen signature of each individual who shall be authorized to (i) sign, in the name and on behalf of such Borrower, each Loan Document to which it is a party, and (ii) give notices and to take other action on behalf of such Borrower in connection with the transactions contemplated by this Agreement;

           (f) The Operations Agent shall have received for itself and each of the other Banks from each Borrower a duly completed and executed Federal Reserve Form F.R. U-1;

           (g) The Operations Agent shall have received from each Borrower (with sufficient copies for itself and the other Banks) a copy of such Borrower's current Year 2000 Disclosure in accordance with Section 7.18 hereof;

           (h) The Operations Agent shall have received from the Borrowers (with sufficient copies for itself and the other Banks) the favorable opinion or opinions of counsel for the Borrowers, dated as of the date hereof and addressing the substantive issues set forth in EXHIBIT G hereto, such opinion or opinions to be reasonably satisfactory to the Operations Agent and the Banks;

           (i) Each Borrower shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it on or prior to the date hereof, and the consummation of the transactions on the date hereof shall not result in a Default;

           (j) The Operations Agent shall have received from each Borrower (with sufficient copies for itself and the other Banks) a certificate, dated as of the date hereof and in form and substance satisfactory to the Operations Agent and the Banks, in which such Borrower shall represent and warrant to the Operations Agent and the Banks all of the matters set forth in Article VII hereof, and shall represent and warrant to the Operations Agent and the Banks that the conditions precedent set forth in paragraph (i) of this Section 6.01 are satisfied at and as of the date of this Agreement;

           (k) The Operations Agent shall have received the Operations Agent's Fee from the Borrowers as provided in Section 5.02 hereof;

           (l) The Administrative Agent shall have received the Arranging Fee from the Borrowers as provided in Section 5.03 hereof;

           (m) The Operations Agent shall have received for the ratable benefit of the Banks the Allocation Fee from the Borrowers as provided in
Section 5.04 hereof;

           (n) The Operations Agent shall received evidence reasonably satisfactory to the Operations Agent and the Banks of the termination of existing credit facilities with Deutsche Bank AG and PNC Bankcorp;

           (o) The Operations Agent and the Banks shall be satisfied that there has been no material adverse change in the business, assets, operations, prospects or condition (financial or otherwise) of any Borrower since the date of the latest financial statements delivered to the Operations Agent and Banks and referred to in Section 7.02 hereof;

           (p) Without, in any way, limiting the scope of paragraph (o) above, the Operations Agent and the Banks shall be satisfied that there has been no material adverse change in any law, rule, regulation, decree or order of any governmental authority binding upon any Borrower or otherwise applicable to the Operations Agent, the Banks or any Borrower; and

           (q) The Operations Agent and the Banks shall have received all other information and documents which the Operations Agent and the Banks may reasonably have requested in connection with the transactions contemplated by this Agreement, such information and documents where appropriate to be certified by the proper officers of each Borrower or governmental authorities.

      Section 6.02. CONDITIONS PRECEDENT TO ALL LOANS. The obligation of the Banks to make any Committed Credit Loan to a Borrower, and/or the Swing Line Lender to make any Swing Line Loan hereunder to a Borrower (it being understood that any decision to make a Swing Line Loan to a Borrower shall be within the sole discretion of the Swing Line Lender), is subject to the following conditions:

           (a) Either (i) the Operations Agent shall have received a Request for Committed Credit Loan from such Borrower as required by Section 2.04(a) hereof, or (ii) the Swing Line Lender shall have received a Request for Swing Line Loan from such Borrower as required by Section 3.03(a) hereof;

           (b) The representations and warranties of such Borrower contained in Article VII hereof shall be true on and as of such date as if they had been made on such date (except to the extent that such representations and warranties expressly relate to an earlier date or are affected by the consummation of transactions permitted under this Agreement);

           (c) Such Borrower shall be in compliance in all material respects with all of the terms and provisions set forth herein on its part to be observed or performed on or prior to such date;

           (d) The making of the Loan shall not contravene any law, regulation, decree or order binding on such Borrower, the Operations Agent, the Swing Line Lender or the Banks; and

           (e) After giving effect to the Loans to be made on such date to such Borrower, no Default with respect to such Borrower, shall have occurred and be continuing.

      Each Borrowing Request made by a Borrower shall constitute a representation and warranty by such Borrower to the Operations Agent and the Banks (in the case of a Request for Committed Credit Loan) and the Swing Line Lender (in the case of a Request for Swing Line Loan) that all of the conditions specified in this Section 6.02 have been satisfied in all material respects by such Borrower as of the date of the Loan.

                  ARTICLE VII. REPRESENTATIONS AND WARRANTIES

      In order to induce the Banks and the Operations Agent to enter into this Agreement and to make the Loans provided for hereunder, each Borrower, severally and not jointly, makes the following representations and warranties with respect to itself, which shall survive the execution and delivery hereof; PROVIDED that, where appropriate, the reference herein to "the Borrower" shall be deemed to be a reference to the Investment Company of which such Borrower is a Portfolio:

      Section 7.01. ORGANIZATION, STANDING, ETC. OF THE BORROWER. SCHEDULE 1 accurately and completely lists the full legal name of the Borrower, its principal business address, the nature of its organization and the jurisdiction of its organization. The Borrower is legally organized as specified on SCHEDULE 1, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own and operate its properties and assets, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby and to carry out the terms hereof and thereof.

      Section 7.02. FINANCIAL INFORMATION; DISCLOSURE; ETC. The statement of assets and liabilities (or statement of net assets, as applicable) of the Borrower as of its most recently ended fiscal year for which annual reports have been prepared and the related statements of operations and of changes in net assets for the fiscal year ended on such date, copies of which financial statements, certified by the independent public accountants for the Borrower, have heretofore been delivered to the Operations Agent and the Banks, fairly present, in all material respects, the financial position of the Borrower as of such date and the results of its operations for such period, in conformity with GAAP. Since the date of the latest financial statements so delivered to the Operations Agent and the Banks, there has been no material adverse change in the business, assets, operations, prospects or condition (financial or otherwise) of the Borrower. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to the Operations Agent and the Banks by the Borrower in connection with the transactions contemplated hereby or thereby (when taken as a whole) contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein contained not misleading. None of the Loans will render the Borrower unable to pay its debts as they become due; the Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its property except in the ordinary course of the Borrower's business; and the Borrower has no knowledge of any Person contemplating the filing of any such petition against it.

      Section 7.03. LITIGATION; ETC. There is no action, proceeding or investigation pending or threatened (or any basis therefor known to the Borrower) which questions the validity of this

Agreement or the other documents executed in connection herewith, or any action taken or to be taken pursuant hereto. Except as disclosed in Schedule 7.03 hereto, there is no such action, proceeding or investigation pending or threatened in which there is a reasonable possibility of an adverse decision and which could, either in any case or in the aggregate, adversely affect the ability of the Borrower to perform its obligations hereunder or under the other documents executed in connection herewith.

      Section 7.04. AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of the Borrower, will not result in any violation of or be in conflict with or constitute a default under any term of the Prospectus of the Borrower or of its charter, articles of association, declaration of trust or bylaws, or of any investment, borrowing or other similar type of policy or restriction to which the Borrower is subject or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Borrower, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Borrower pursuant thereto. The Borrower is not in violation of any material term of its Prospectus or of its charter, articles of association, declaration of trust or bylaws, or of any investment, borrowing or other similar type of policy or restriction to which the Borrower is subject or of any material term of any material agreement or instrument to which it is a party, or, to the best of the Borrower's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to it, the violation of which could, either in any case or in the aggregate, adversely effect the ability of the Borrower to continue its present business or to perform its obligations hereunder or under the other Loan Documents.

      Section 7.05.  SEC COMPLIANCE; ETC. Without limiting the scope of
Section 7.04, the Borrower is in compliance with all federal and state securities or similar laws and regulations, including but not limited to all material rules, regulations and administrative orders of the SEC and applicable state blue sky authorities, and with all statutory and regulatory requirements of any other applicable jurisdiction, except where the failure to so comply is not reasonably likely to result in a Material Adverse Effect. The Borrower is not in violation of Section 18 of the Investment Company Act. To the best of its knowledge, the Borrower is not in violation of any other provision of the Investment Company Act, except insofar as such violation would not result in a Material Adverse Effect. The Borrower has filed all reports with the SEC that are required of it.

      Section 7.06. BINDING EFFECT. This Agreement and the other Loan Documents have been duly executed and delivered by or on behalf of the Borrower, and constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms.

      Section 7.07. GOVERNMENTAL CONSENT. Except for any routine filings required under federal and state securities laws, the Borrower is not required to obtain any order, consent, approval or authorization of, or required to make any declaration or filing with, any governmental authority in connection with the execution and delivery of this Agreement.

      Section 7.08. REGULATION U; ETC. None of the proceeds of any Loan will be used, directly or indirectly, by the Borrower for any purpose which might cause this Agreement to violate Regulation U (12 CFR Part 221) or any other regulation of the Board or the Securities Exchange Act of 1934. If requested by any Bank, the Borrower will promptly furnish the Bank with a statement in conformity with the requirements of Federal Reserve Form F.R. U-1 referred to in said Regulation U.

      Section 7.09. RELATIONSHIP WITH INVESTMENT ADVISER. Warburg Pincus Asset Management, Credit Suisse Asset Management or ACM, or an Affiliate of any thereof, serves as the Investment Adviser for the Borrower.

      Section 7.10. RELATIONSHIP WITH CUSTODIAN. Either State Street Bank, CTC, BBH&Co, PFPC Trust or an entity referred to in Section 14.02(b) hereof serves as the Custodian for the Borrower.

      Section 7.11. INVESTMENT COMPANY STATUS. The Borrower is an investment management company (or a Portfolio thereof) duly and validly registered as such under the Investment Company Act and bound by the provisions thereof.

      Section 7.12. AFFILIATED PERSONS. To the best of the Borrower's knowledge, the Borrower is not an "Affiliated Person" (as defined in the Investment Company Act) of the Operations Agent or any Bank.

      Section 7.13. ERISA. The Borrower has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from the Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect.

      Section 7.14. TAXES. The Borrower has filed all material tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

      Section 7.15. GOOD TITLE TO PROPERTIES. The Borrower has good and marketable title to its properties and assets, subject to no Liens of any kind, except such as are permitted under Section 9.03 hereof.

      Section 7.16.  SUBSIDIARIES. The Borrower has no Subsidiaries.

      Section 7.17. NO DEFAULT. No Default under this Agreement has occurred and is continuing.

      Section 7.18. YEAR 2000 COMPLIANCE. The Borrower is taking steps (a) believed by it in good faith to be reasonably designed to address the risk that critical computer systems and equipment containing embedded microchips that it uses relating to its operations may be unable to process properly and calculate date-related information and data from and after January 1, 2000 (the "YEAR 2000 PROBLEM"), and (b) to obtain assurances deemed reasonable by the Borrower that its material service providers (in each case, excluding the Banks and the Operations Agent) are taking reasonable steps to address the Year 2000 Problem. The Borrower will deliver to the Operations Agent at the date of the delivery of this Agreement in accordance with Section 6.01 its current Year 2000 Readiness Disclosure issued pursuant to the Year 2000 Information and Readiness Disclosure Act of 1998 (Pub.Law 105-271), and, thereafter, until the

Expiration Date, will deliver promptly to the Operations Agent each materially revised copy of such statement. The Borrower reasonably expects that the effects of the Year 2000 Problem should not result in an Event of Default with respect to the Borrower or in a material adverse effect on its business, assets, operations, prospects or condition (financial or otherwise). In addition, the Borrower agrees to notify the Operations Agent promptly if it has reason to believe that either an Event of Default with respect to the Borrower or a material adverse effect on its business, assets, operations, prospects or condition (financial or otherwise) is likely to result from a Year 2000 Problem with respect to the Borrower or its material service providers (in each case, excluding the Banks and the Operations Agent).

      Section 7.19. FULL DISCLOSURE. Neither the Schedules nor Exhibits hereto, nor any certificate, statement, report or other document furnished to the Operations Agent or the Banks by or on behalf of the Borrower in connection herewith or in connection with any transaction contemplated hereby, nor this Agreement nor any other Loan Document contains, at the time furnished, when taken as a whole, any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading.

                      ARTICLE VIII. AFFIRMATIVE COVENANTS

      Each Borrower agrees that, so long as any amounts are owing with respect to Loans or otherwise pursuant to this Agreement or, if no such amount is owing, so long as the Commitments shall be in effect with respect to the Borrower; PROVIDED that, where appropriate, the reference herein to "the Borrower" shall be deemed to be a reference to the Investment Company of which such Borrower is a Portfolio:

      Section 8.01. FINANCIAL STATEMENTS; ETC. The Borrower will furnish or cause to be furnished to the Operations Agent (with sufficient copies for itself and the other Banks):

           (a) As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, a statement of assets and liabilities (or statement of net assets, as applicable) of the Borrower as at the end of such fiscal year, a statement of operations for such fiscal year, a statement of changes in net assets for such fiscal year and the preceding fiscal year, a portfolio of investments as at the end of such fiscal year and the per share and other data for such fiscal year prepared in accordance with regulatory requirements, and all reported on in a manner acceptable to the SEC by independent certified public accountants of recognized standing. Such financial statements shall in each instance be accompanied by a statement signed by the President, Treasurer or Assistant Treasurer of the Borrower to the effect that he(she) has no knowledge of any existing Default with respect to such Borrower, or if he(she) has such knowledge, specifying such event or condition and its period of existence and what action such Borrower has taken or proposes to take with respect thereto;

           (b) As soon as available and in any event within sixty (60) days after the close of the first six-month period of each fiscal year of the Borrower, a statement of assets and liabilities (or statement of net assets, as applicable) as at the end of such six-month period, a statement of operations for such six-month period, a statement of changes in net assets for such six-month period and a portfolio of investments as at the end of such six-month period, all prepared in accordance with regulatory requirements and all certified (subject to normal year end adjustments) as to fairness of presentation, GAAP and consistency by the President, Treasurer or Assistant Treasurer of the Borrower. Such financial statements shall in each instance also be accompanied by a statement signed by such officer to the effect that he(she) has no knowledge of any existing Default with respect to the Borrower, or if he(she) has such knowledge, specifying such event or condition and its period of existence and what action the Borrower has taken or proposes to take with respect thereto;

           (c) The Borrower's annual report to shareholders and Prospectus, when given to the Borrower's Shareholders; and

           (d) At the time of any request for a Loan hereunder, a Borrowing Request from such Borrower in the form of EXHIBIT A or B annexed hereto, as appropriate, setting forth the information required thereunder as of the close of business on the previous business day of such Borrower. In addition, on any Banking Day thereafter when any Loans are outstanding to the Borrower, each Bank shall have the right to request by 12:00 noon (Boston time) a report in the form of EXHIBIT E hereof (a "DAILY VALUATION REPORT") setting forth the value of the Borrower's portfolio securities and the value of the Borrower's Total Assets and Net Assets as of the close of business on the previous business day of the Borrower, which report shall be provided by the Borrower to a requesting Bank as soon as available and in any event not later than 2:00 p.m. (Boston time) on the date such request is made.

           (e) Upon the occurrence of a Default hereunder, prompt written notice thereof.

      The Borrower will also furnish or cause to be furnished to the Operations Agent and each Bank such other information regarding the business, affairs and condition of the Borrower as the Operations Agent and the Banks may from time to time reasonably request. The Borrower will permit the Operations Agent and any Bank to inspect the books and any of the properties or assets of the Borrower at such reasonable times and, except if a Default has occurred and is continuing, upon reasonable prior notice, as the Operations Agent or such Bank may from time to time request. The Operations Agent and the Banks agree to provide to each Borrower's independent public accountants such verifications of the Commitments, the Loans and related matters as the accountants shall reasonably request in connection with the audit of the Borrower.

      Section 8.02. Legal Existence; Compliance with Laws; Etc. The Borrower will:

           (a) maintain its legal existence and business, PROVIDED, HOWEVER, that nothing contained in this Section 8.02 shall prohibit the merger or consolidation of the Borrower with or into another Person upon written notice thereof to the Banks, subject to the provisions of Section 14.02 hereof and the additional requirement that the surviving entity (if not previously a Borrower) be admitted as such in accordance with Article XIII hereof, and FURTHER PROVIDED that the surviving entity assumes all of the obligations of the Borrower under this Agreement, including, without limitation, the obligations of the Borrower with respect to any Loans outstanding to the Borrower at the time of such merger or consolidation;

           (b) maintain all properties which are reasonably necessary for the conduct of its business, now or hereafter owned, in good repair, working order and condition;

           (c) take all actions necessary to maintain and keep in full force and effect its rights and franchises, except where the failure to do so is not reasonably likely to result in a Material Adverse Effect;

           (d) comply in all material respects with all of its investment policies and restrictions;

           (e) comply in all respects with the provisions of its Prospectus, its charter, articles of association, declaration of trust and bylaws, as applicable, and all agreements and instruments by which it or any of its property or assets may be affected or bound, except where the failure to do so is not reasonably likely to result in a Material Adverse Effect;

           (f) comply with the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA; and

           (g) except where the failure to do so is not reasonably likely to result in a Material Adverse Effect, comply with all applicable statutes, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the conduct of its business and the ownership of its properties, including, but not limited to the Investment Company Act; PROVIDED that the Borrower shall not be required by reason of this section to comply therewith at any time while the Borrower shall be contesting its obligations to do so in good faith by appropriate proceedings promptly initiated and diligently conducted, and if it shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by the Borrower and its independent public accountants.

      Section 8.03. FURTHER ASSURANCES. From time to time hereafter, the Borrower will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as the Operations Agent or any Bank may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement. Upon the exercise by the Operations Agent or any Bank of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Operations Agent or such Bank may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

      Section 8.04. INVESTMENT COMPANY STATUS. The Borrower will maintain its status as an Investment Company or a Portfolio of an Investment Company registered under the Investment Company Act.

      Section 8.05. USE OF PROCEEDS. The Borrower will use the proceeds of Loans only for the purposes specified in Section 4.08.

      Section 8.06. INSURANCE. The Borrower will maintain or cause to be maintained with financially sound and reputable insurance companies, policies with respect to its properties and business against at least such risks (and with no greater risk retentions) and in at least such amounts as are customary in the case of registered investment management companies engaged in similar securities activities of comparable size and financial strength, and will furnish to the Banks and the Operations Agent, upon request, information presented in reasonable detail as to the insurance so carried.

                         ARTICLE IX. NEGATIVE COVENANTS

      Each Borrower agrees that, so long as any amounts are owing with respect to Loans or otherwise pursuant to this Agreement or, if no such amount is owing, so long as the Commitments shall be in effect with respect to the Borrower:

      Section 9.01.  Asset Coverage.

           (a)   The Borrower will not borrow amounts in excess of the lowest of
(i) the percentage of the Borrower's Net Assets or Total Assets, as the case may be, constituting the borrowing limit, as set forth in the Borrower's Prospectus, as the same may be amended and in effect from time to time (it being specifically acknowledged that, as of the date of this Agreement, permitted indebtedness for each of Warburg Pincus Emerging Growth Fund, Inc., Warburg Pincus International Equity Fund, Inc., and Warburg Pincus Capital Appreciation Fund is limited to 10% of their respective Net Assets), or as may be set forth in a vote adopted by the Shareholders of the Borrower, (ii) the amount permitted to be borrowed by the Borrower under the Investment Company Act, and (iii) the percentage of the Borrower's Net Assets or Total Assets, as the case may be, specified as the borrowing limit for the Borrower in any agreement binding upon the Borrower or its assets with any foreign, federal, state, or local securities division to which the Borrower is subject.

           (b) The aggregate Indebtedness of the Borrower in respect of Loans shall at no time exceed (i) 33-1/3% of the Borrower's Net Assets, in the case of any Borrower that is a Domestic Fund, (ii) 25% of the Borrower's Net Assets, in the case of Warburg Pincus High Yield Fund, Inc., Warburg Pincus Post Venture Capital Fund, Inc., Warburg Pincus Global Post Venture Capital Fund, Inc., Warburg Pincus Post Venture Capital Portfolio of Warburg Pincus Trust, and Post Venture Capital Portfolio of Warburg Pincus Institutional Fund, Inc., and any Borrower that is an International Fund, or (iii) 20% of the Borrower's Net Assets, in the case of any Borrower that is a Restricted Fund.

      The lesser of the amounts determined with respect to the Borrower pursuant to paragraphs (a) and (b) of this Section 9.01 is sometimes referred to herein as the Borrower's Borrowing Base.

      Section 9.02. INDEBTEDNESS. The Borrower will not, directly or indirectly, incur or permit to exist or remain outstanding any Indebtedness to any Person, nor will the Borrower issue any preferred stock or other "senior security" (as defined in the Investment Company Act) to any Person; PROVIDED, HOWEVER, that the Borrower may incur or permit to exist or remain outstanding:

           (a) Indebtedness of the Borrower to the Banks arising under this Agreement or the other Loan Documents;

           (b) Indebtedness in respect of taxes, assessments and other governmental charges to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Section 9.03(b) hereof;

           (c) Indebtedness in respect of Financial Contracts arising in the ordinary course of business, but only to the extent that such Indebtedness is
(i) permitted by the provisions of the Borrower's Prospectus, and (ii) reflected in the calculation of the Borrower's Net Assets; and

           (d) Indebtedness of the Borrower to its Custodian in respect of overdrafts incurred in the ordinary course of business.

      Section 9.03. MORTGAGES; LIENS; ETC. The Borrower will not, directly or indirectly, create, incur, assume or suffer to exist, any mortgage, lien, charge or encumbrance on, or security interest in, or pledge of, or conditional sale or other title retention agreement (collectively, "LIENS") on any of the securities or other assets owned by the Borrower except:

           (a) Liens arising in the ordinary course of the Borrower's business out of or in connection with Financial Contracts, but only to the extent that the same are permitted by the provisions of the Borrower's Prospectus;

           (b) Liens for taxes not yet delinquent or that are being contested in good faith; Liens in connection with workmen's compensation, unemployment insurance or other social security obligations; and other Liens or encumbrances incidental to the conduct of the business of the Borrower or to the ownership of its properties or assets, which were not incurred in connection with the borrowing of money or the obtaining of credit and which do not materially detract from the value of the properties or assets of the Borrower or materially affect the use thereof in the operation of its business;

           (c) Judgment liens in the aggregate at any time outstanding for an amount not in excess of five percent (5%) of the Borrower's Total Assets (exclusive of amounts covered by available insurance), provided that each such Lien is discharged or the execution thereof is stayed pending appeal within thirty (30) days after the attachment of such Lien or such Lien is discharged within thirty (30) days after the expiration of any such stay;

           (d) Liens granted to the Custodian of the Borrower's securities pursuant to the custodianship agreement between the Custodian and the Borrower solely as security for the Borrower's obligations to the Custodian under such agreement, as in effect from time to time.

      Section 9.04. CHANGE OF INVESTMENT OBJECTIVES, ETC. The Borrower will not amend or otherwise modify its investment objectives or its fundamental investment policies or limits or restrictions thereon as in effect on the date of this Agreement without the prior written consent of the Banks and the Operations Agent, which consent shall not be unreasonably withheld.

                         ARTICLE X. DEFAULTS; REMEDIES

      Section 10.01. EVENTS OF DEFAULT; ACCELERATION. If any of the following events (each an "EVENT OF DEFAULT") shall occur with respect to any Borrower:

           (a) Such Borrower (i) shall default in the payment of principal of any Loan, interest accrued thereon or fee due hereunder after the same becomes due and payable, whether at maturity or by acceleration or otherwise, or (ii) shall default in the payment of any other amount due hereunder after the same becomes due and payable; or

           (b) Such Borrower shall default in the performance of or compliance with any term contained in Sections 9.01(a) or 9.01(b) and such default shall have continued for more than three (3) Banking Days, or such Borrower shall default in the performance of or compliance with any term contained in Sections 8.02(d), 8.02(e), 8.02(g), 8.05, 9.02, 9.03 or 9.04; or

           (c) Such Borrower shall default in the performance of or compliance with any term contained herein other than those expressly referred to in this
Section 10.01, and such default shall not have been remedied within five (5) Banking Days after written notice thereof shall have been given to such Borrower by the Operations Agent; or

           (d) Such Borrower shall default in the performance of, or compliance with, any material term contained in any other written agreement with the Operations Agent or any Bank pertaining to this Agreement or such Borrower's Loans, and such default shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto; or

           (e) Any representation, warranty certification or statement made or deemed made by such Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made; or

           (f) Except as otherwise provided in this Section 10.01, such Borrower shall default in any payment due on Indebtedness for borrowed money or the deferred purchase price of property, the aggregate outstanding principal amount of which is in excess of five percent (5%) of such Borrower's Total Assets, and such default shall continue for more than the period of grace, if any, applicable thereto and shall not have been waived pursuant thereto and shall permit the holder of such Indebtedness to declare such Indebtedness due and payable before its stated maturity, or in the performance of or compliance with any term of any evidence of such Indebtedness or of any mortgage, indenture or other agreement relating thereto, and any such default shall continue for more than the period of grace, if any, specified therein and shall not have been waived pursuant thereto and shall permit the holder of such Indebtedness to declare such Indebtedness due and payable before its stated maturity, unless such Borrower shall be contesting such payment or obligation in good faith by appropriate proceedings promptly initiated and diligently conducted and such Borrower shall have set aside on its books such reserves, if any, with respect thereto as are required by GAAP and deemed appropriate by such Borrower and its independent public accountants, PROVIDED, that no Event of Default pursuant to paragraphs (b) or (i) of this Section 10.01 shall have occurred and be continuing as a result of such claim having been asserted in respect of such Indebtedness; or

           (g) Such Borrower shall discontinue its business (other than in connection with a permitted merger or consolidation of such Borrower) or shall make an assignment for the benefit of creditors, or shall fail generally to pay its debts as such debts become due, or shall apply for or consent to the appointment of or taking possession by a trustee, receiver or liquidator (or other similar official) of such Borrower or any substantial part of the property or assets of such Borrower or shall commence a case or have an order for relief entered against it under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or if any action shall be taken to dissolve or liquidate such Borrower (other than in connection with a permitted merger or consolidation of such Borrower); or

           (h) If, within sixty (60) days after the commencement against such Borrower of a case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, such case shall have been consented to or shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of such Borrower stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if within sixty (60) days after the entry of a decree appointing a trustee, receiver or liquidator (or other similar official) of such Borrower or any substantial part of the property of such Borrower such appointment shall not have been vacated; or

           (i) A final judgment which, together with other outstanding final judgments against such Borrower, exceeds an amount in the aggregate equal to five percent (5%) of such Borrower's Total Assets (exclusive of amounts covered by available insurance) shall be rendered against such Borrower and if, within thirty (30) days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within thirty (30) days after the expiration of any such stay, such judgment shall not have been discharged; or

           (j) Such Borrower or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $500,000 which it is obligated to pay to the PBGC or to a Plan under Title IV of ERISA; or a notice of intent to terminate a Plan or Plans having aggregate Unfunded Liabilities in excess of $500,000 shall be filed under Title IV of ERISA by such Borrower or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans against such Borrower or any member of the Controlled Group to enforce Sections 515 or 4219(c)(5) of ERISA; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause such Borrower or one or more members of the Controlled Group to incur a current payment obligation in excess of $500,000; or

           (k) Such Borrower shall cease to be an investment management company (or a Portfolio thereof) registered under the Investment Company Act, or such Borrower's registration under the Investment Company Act, or that of any Borrower Agent of such Borrower, shall lapse or be suspended;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing with respect to such defaulting Borrower, (i) in the case of any Event of Default specified in paragraphs (g) and (h) above, the Commitments as to such defaulting Borrower shall thereupon automatically be terminated and the principal of and accrued interest on the Loans shall automatically become due and payable without presentment, demand, protest or other notice or formality of any kind, all of which are hereby expressly waived, and (ii) in the case of any other Event of Default specified above, either or both of the following actions may be taken: the Operations Agent may, and upon the written or telephonic (confirmed in writing) request of the Majority Banks shall, by written notice to such defaulting Borrower (A) declare the principal of and accrued interest in respect of such defaulting Borrower's Loans to be forthwith due and payable, whereupon the principal of and accrued interest in respect of such Loans shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by such Borrower, and/or
(B) terminate the Commitments as to such defaulting Borrower, whereupon the Commitments of the Banks to make Committed Credit Loans hereunder to such defaulting Borrower shall forthwith terminate without any other notice of any kind and the percentages of the Commitment Fee and other fees and expenses otherwise payable by such defaulting Borrower hereunder accruing from and after the date of termination shall be reallocated among the remaining Borrowers PRO RATA on the basis of the percentages set forth opposite such remaining Borrowers' names on SCHEDULE 1, as in effect at the time of such termination.

      Section 10.02. REMEDIES ON DEFAULT; ETC. In case any one or more Events of Default shall occur and be continuing with respect to a Borrower, the Operations Agent and each Bank (acting in accordance with the determination of the Majority Banks) may proceed in respect of such Borrower only to protect and enforce their respective rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law. In case of a default by a Borrower in the payment of any principal of or interest on any Loan, or in the payment of any fee due hereunder, such Borrower will pay to the Operations Agent and the Banks such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements solely to the extent related to the expense of collection of the principal of and interest on the Loans, and fees payable by, such Borrower and not of any other Borrower. No course of dealing and no delay on the part of the Operations Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise prejudice the Operations Agent's or the Bank's rights. No right conferred hereby upon the Operations Agent or any Bank shall be exclusive of any other right referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                           ARTICLE XI. SETOFFS; ETC.

      Each Borrower hereby agrees that upon the occurrence of an Event of Default hereunder with respect to such Borrower, such Event of Default not having been previously remedied or cured, any Indebtedness from the Operations Agent or any Bank to such Borrower may be offset and applied toward the payment of any Indebtedness from such Borrower to the Operations Agent or such Bank, whether or not such Indebtedness, or any part thereof shall then be due. In addition to the obligations of the Banks under Section 4.11 hereof, each Bank agrees with each other Bank that if an amount to be setoff is to be applied to Indebtedness of a Borrower to such Bank other than Indebtedness to such Bank evidenced by this Agreement, such setoff amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by this Agreement; PROVIDED that the agreement to apportion such setoff amounts shall not apply to fees and other Indebtedness arising under or in respect of any custodian agreement between a Bank and a Borrower.

        ARTICLE XII. THE OPERATIONS AGENT AND RELATIONS AMONG THE BANKS

      Section 12.01. APPOINTMENT OF OPERATIONS AGENT; POWERS AND IMMUNITIES. Each Bank hereby irrevocably appoints and authorizes the Operations Agent to act as its agent hereunder with such powers as are expressly delegated to the Operations Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Operations Agent shall not have any duties or responsibilities or any fiduciary relationship with any Bank except those expressly set forth in this Agreement. Neither the Operations Agent nor any of its Affiliates shall be responsible to the Banks for any recitals, statements, representations or warranties made by any Borrower or any other Person whether contained in this Agreement or otherwise or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document referred to or provided for herein or for any failure by any Borrower or any other Person to perform its obligations hereunder or thereunder. The Operations Agent may employ agents and attorneys-in-fact selected by it with reasonable care. Neither the Operations Agent nor any of its directors, officers, employees or agents shall be responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. The Operations Agent in its separate capacity as a Bank shall have the same rights and powers hereunder as any other Bank.

      Section 12.02. RELIANCE BY OPERATIONS AGENT. The Operations Agent shall be entitled to rely upon any certificate, notice or other document (including any facsimile thereof) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal advisers, independent accountants and other experts selected by the Operations Agent. As to any matters not expressly provided for in this Agreement or in any other document referred to herein, the Operations Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with the written instructions of the Majority Banks, and such instructions of the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

      Section 12.03. INDEMNIFICATION. Without limiting the obligations of the Borrowers hereunder, including under Sections 2.04(c), 3.03(c) and 15.12, the Banks agree to indemnify the Operations Agent, ratably in accordance with their Facility Percentages, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time (including, without limitation, at any time following the termination of the Commitments) be imposed on, incurred by or asserted against the Operations Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents; PROVIDED that no Bank shall be liable for any of the foregoing if they arise solely from the Operations Agent's gross negligence or willful misconduct.

      Section 12.04. DOCUMENTS. Without in any way limiting the obligation of the Borrowers to provide documents directly to each Bank hereunder, the Operations Agent will forward to each Bank, promptly after the Operations Agent's receipt thereof, a copy of each document furnished to the Operations Agent for such Bank hereunder.

      Section 12.05. NON-RELIANCE ON OPERATIONS AGENT AND OTHER BANKS. Each Bank represents that it has, independently and without reliance on the Operations Agent or any other Bank, and based upon such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of the Borrowers and decision to enter into this Agreement and agrees that it will, independently and without reliance upon the Operations Agent or any other Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. The Operations Agent shall not be required to keep informed as to the performance or observance by any Borrower of this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of any Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Operations Agent hereunder, the Operations Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning any Person which may come into the possession of the Operations Agent or any of its Affiliates. Each Bank shall have access to all documents relating to the Operations Agent's performance of its duties hereunder, at such Bank's request. Unless any Bank shall promptly object to any action taken by the Operations Agent hereunder, such Bank shall conclusively be presumed to have approved the same.

      Section 12.06. RESIGNATION OR REMOVAL OF OPERATIONS AGENT. The Operations Agent may resign at any time by giving sixty (60) days' prior written notice thereof to the Banks and the Borrowers. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Operations Agent with the approval of the Borrowers (which approval shall not be unreasonably withheld or delayed). If no successor Operations Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Operations Agent's giving of notice of resignation, then the Borrowers may appoint a successor Operations Agent, which shall be a commercial banking institution organized or licensed under the laws of the United States of America or any state thereof, and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Operations Agent hereunder by a successor Operations Agent, such successor Operations Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Operations Agent, and the retiring Operations Agent shall be discharged from its duties and obligations hereunder. After any retiring Operations Agent's resignation, the provisions of this Article XII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Operations Agent. In the event of a material breach of its duties hereunder, the Operations Agent may be removed by the Majority Banks for cause and the provisions of this Section 12.06 shall apply to the appointment of a successor.

      Section 12.07. DELINQUENT BANKS. Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Operations Agent its PRO RATA share of any Loan, or (ii) to comply with the provisions of

Section 4.11 or Article XI hereof with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its PRO RATA share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "DELINQUENT BANK"), and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from a Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective PRO RATA shares of all outstanding Loans to such Borrower. The Delinquent Bank hereby authorizes the Operations Agent to distribute such payments to the nondelinquent Banks in proportion to their respective PRO RATA shares of all outstanding Loans to such Borrower. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Banks, the Banks' respective PRO RATA shares of all outstanding Loans to such Borrower have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

                       ARTICLE XIII. ADDITIONAL BORROWERS

      Other Investment Companies (or Portfolios of Investment Companies), in addition to those Borrowers listed on SCHEDULE 1, may, with the written approval of the Operations Agent and the Banks, become parties to this Agreement and be deemed Borrowers for all purposes of this Agreement by executing an instrument substantially in the form of EXHIBIT F hereto (with such changes therein as may be approved by the Operations Agent and the Banks), which instrument shall (i) have attached to it a copy of this Agreement (as the same may have been amended) with a revised SCHEDULE 1 reflecting the participation of such additional Investment Company (or Portfolio of an Investment Company) and any prior revisions to SCHEDULE 1 effected in accordance with the terms hereof and (ii) be accompanied by the documents and instruments required to be delivered by such additional Borrower pursuant to Section 6.01 hereof, including, without limitation, an opinion of counsel for such additional Borrower, in the form of EXHIBIT G, satisfactory to the Operations Agent and the Banks.

      No Investment Company (or Portfolio of an Investment Company) shall be admitted as a party to this Agreement as a Borrower unless at the time of such admission and after giving effect thereto: (i) the representations and warranties set forth in Article VII hereof shall be true and correct with respect to such additional Borrower; (ii) such additional Borrower shall be in compliance in all material respects with all of the terms and provisions set forth herein on its part to be observed or performed at the time of the admission and after giving effect thereto; and (iii) no Default with respect to such additional Borrower shall have occurred and be continuing.

      Notwithstanding the foregoing, the Operations Agent and the Banks shall be required to consider such requests for admission no more frequently than once in any calendar quarter.

                       ARTICLE XIV. TERM AND TERMINATION

      Section 14.01. TERM AND TERMINATION OF AGREEMENT. This Agreement and the Commitments shall continue for an initial term of 364 days from the date of this Agreement, unless terminated earlier in accordance herewith, and may, at the discretion of the Banks, be renewed for successive terms of 364 days as hereinafter provided. The Operations Agent, on behalf of the Banks, shall notify the Borrower Agents in writing not less than forty-five (45) days prior to the expiration of any such term (an "EXPIRATION DATE") whether or not all of the Banks are willing to renew the Commitments hereunder, and, if not, shall provide a list of the Banks which are willing to renew their respective Commitments hereunder and the amount of such Commitments (each a "RENEWAL NOTICE"). In the event that all, or any portion, of the Banks are willing to renew their respective Commitments hereunder, then with the concurrence of the Borrowers, this Agreement and the Commitments so renewed shall continue for an additional term of 364 days, unless terminated earlier in accordance herewith, with such modifications hereto as may be required to evidence any change in the actual amount of Commitments being renewed. If the Operations Agent does not furnish a Renewal Notice to the Borrower Agents at least 45 days prior to any Expiration Date as aforesaid, the Commitments and the Banks' obligations to make Loans hereunder shall terminate on such Expiration Date and this Agreement shall terminate and be of no further force and effect except for (i) the obligations of the Borrowers to pay any and all of their obligations incurred hereunder or in respect hereof (including the payment of the entire unpaid principal of and accrued interest on the Loans and the payment in full of all fees and expenses provided for herein), (ii) the indemnification obligations of the Borrowers hereunder with respect to Loans made by, or other actions taken by, the Banks or the Operations Agent to, or in respect of, the Borrowers prior to the Expiration Date, and (iii) the rights of the Borrowers pursuant to Section 5.01(c) hereof to be reimbursed costs, if any, recovered by the Banks.

      Section 14.02. TERMINATION AS TO A BORROWER. Each Borrower, acting through its Borrower Agent, shall give the Operations Agent not less than thirty (30) days' prior written notice (with sufficient copies for itself and the other Banks) of the occurrence of any of the following events, which notice shall specify the nature of the event in question, unless such Borrower shall not have known more than thirty (30) days in advance that such event was to occur, in which case the Borrower Agent shall give the Operations Agent written notice of such event (with sufficient copies for itself and the other Banks) promptly after such Borrower first obtains knowledge of its occurrence:

           (a) A change by such Borrower which results in Warburg Pincus Asset Management, Credit Suisse Asset Management, ACM or an Affiliate of any thereof not being retained as Investment Adviser;

           (b) A change by such Borrower which results in State Street Bank, PFPC Trust, BBH&Co or CTC, as applicable, not being retained as Custodian, unless (i) the new Custodian shall be a bank or trust company organized under the laws of the United States of America having assets of at least $10 billion and a long-term debt rating of not less than "A" or its equivalent from a recognized rating agency and (ii) such Borrower shall have given the Operations Agent prior written notice of such change;

           (c) The termination or deemed termination of any investment advisory agreement with Warburg Pincus Asset Management, Credit Suisse Asset Management or an Affiliate of either thereof which is in effect with respect to such Borrower on the date of this Agreement;

           (d) Any material change in the ownership or management of such Borrower's Investment Adviser after the date of this Agreement, excluding any change resulting from the proposed sale of Warburg Pincus to Credit Suisse;

           (e) A merger or consolidation of such Borrower if such merger or consolidation is not permitted under Section 8.02(a) hereof, or if the conditions specified in paragraphs (b) and (c) of Section 6.02 hereof are not satisfied by the successor entity immediately following such merger or consolidation, or if such merger or consolidation results in a change or occurrence specified in paragraph (a), (b) or (c) above, PROVIDED, HOWEVER, that, in any event, the non-surviving entity in such merger or consolidation shall not continue to be a Borrower under or a party to this Agreement following such merger or consolidation;

           (f) A merger or consolidation of such Borrower if such merger or consolidation results in one or more of the changes or occurrences specified in paragraph (g) below, PROVIDED, HOWEVER, that, in any event, the non-surviving entity in such merger or consolidation shall not continue to be a Borrower under or a party to this Agreement following such merger or consolidation;

           (g)   The occurrence of any of the following:

                 (1) such Borrower, if an open-end Investment Company (or Portfolio thereof), becoming a closed-end Investment Company;

                 (2) such Borrower, or the Investment Company of which such Borrower is a Portfolio, changing the independent public accountants responsible for auditing its books and records and certifying its financial statements to a Person other than an independent public accounting firm of recognized standing; or

                 (3) a majority of the members of the Board of Trustees or the Board of Directors, as applicable, of such Borrower (or, as applicable, of the Investment Company of which such Borrower is a Portfolio) resigning or being removed within a period of thirty (30) days and being replaced with Persons other than Persons who are then or will be contemporaneously therewith members of the Board of Trustees or Board of Directors of another Investment Company of which Warburg Pincus Asset Management, Credit Suisse Asset Management or an Affiliate of either is serving as Investment Adviser;

and shall provide the Operations Agent and each Bank with such information as the Operations Agent or the Banks may reasonably request regarding the pending event. Any notice furnished to the Operations Agent pursuant to this Section
14.02 may, at the option of the Borrower furnishing such notice, be accompanied by a request that the Operations Agent acknowledge in writing that the events specified in such notice shall not constitute an event permitting termination of the Commitments with respect to such Borrower as hereinafter provided.

      Upon the occurrence of any of the events specified in paragraphs (a), (b),
(c), (d) or (e) above with respect to a Borrower, unless the Operations Agent shall have acknowledged in writing that such event shall not constitute an event permitting termination of the Commitments with respect to such Borrower as hereinafter provided, the Operations Agent may, and upon the written or telephonic (confirmed in writing) request of the Majority Banks shall, upon five
(5) days' prior written notice from the Operations Agent to such Borrower terminate the Commitments with respect to such Borrower. Upon the occurrence of any of the events specified in paragraphs (f) or (g) above with respect to a Borrower, unless the Operations Agent shall have acknowledged in writing that such event shall not constitute an event permitting termination of the Commitments as hereinafter provided, the Operations Agent may, and upon the written or telephonic (confirmed in writing) request of the Majority Banks shall, upon five (5) days' prior written notice from the Operations Agent to such Borrower (but in no event later than the last to occur of the sixtieth day following the occurrence of the specified event and ninety (90) days' following receipt by the Operations Agent of written notice of the occurrence of such event) terminate the Commitments with respect to such Borrower. In the event of any such termination of the Commitments with respect to a Borrower as aforesaid, the Banks' obligations to make Committed Credit Loans to such Borrower hereunder shall terminate on the date specified in such notice, such Borrower shall cease to be a party to this Agreement and this Agreement shall be of no further force and effect as to such Borrower except for (i) the obligations of such Borrower to pay any and all of its obligations incurred hereunder or in respect hereof (including the payment of the entire unpaid principal of and accrued interest on the Loans and the payment in full of all fees and expenses provided for herein to be paid by such Borrower), (ii) the indemnification obligations of such Borrower hereunder with respect to Loans made by, or other actions taken by, the Banks or the Operations Agent to, or in respect of, such Borrower prior to the effective date of such termination, and (iii) the rights of such Borrower pursuant to Section 5.01(c) to be reimbursed costs, if any, recovered by the Banks. This Agreement (including the Commitments) shall otherwise remain in full force and effect as to all other Borrowers. Upon the termination of this Agreement with respect to a Borrower, the percentages of the Commitment Fee and other fees and expenses otherwise payable by such Borrower hereunder accruing from and after the date of termination shall be reallocated among the remaining Borrowers PRO RATA on the basis of the percentages set forth opposite such remaining Borrowers' names on SCHEDULE 1, as in effect at the time of such termination.

                 ARTICLE XV. PROVISIONS OF GENERAL APPLICATION

      Section 15.01. EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, the Borrowers agree to pay, PRO RATA in proportion to the Specified Percentages (except in the case of clause (iii) below with respect to which the defaulting Borrower(s) shall be liable for the expenses referred to therein), (i) all reasonable expenses (including reasonable fees and disbursements of counsel) which the Operations Agent has incurred or may hereafter incur in connection with the preparation of this Agreement and all other documents related hereto (including any amendment, consent or waiver hereafter requested by any Borrower hereunder or thereunder) and the transactions contemplated hereby, (ii) all reasonable expenses (including reasonable fees and disbursements of counsel) of the Operations Agent, the Swing Line Lender and the Banks incurred in connection with any formal credit restructuring or loan work-out, whether before or after Default, and (iii) all reasonable expenses (including reasonable fees and disbursements of counsel) which the Operations Agent, the Swing Line Lender and each Bank may hereafter incur in connection with the enforcement of the rights of the Operations Agent, the Swing Line Lender or the Banks hereunder upon the occurrence of a Default.

      Section 15.02. Amendments and Waivers; Etc.

           (a) Except as otherwise expressly set forth herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of each Borrower and the Majority Banks, PROVIDED, HOWEVER, that without the consent of each affected Bank, the Commitment of such Bank may not be increased, and FURTHER PROVIDED, HOWEVER, that without the consent of the Operations Agent, no amendment to Section 5.02 or to Article XII shall be effected, and still FURTHER PROVIDED that without the consent of the Swing Line Lender, no amendment to
Article III or to Article IV (as it applies to Swing Line Loans), no compromise of the principal amount of, or change in the interest rate on, any Swing Line Loan or extension or postponement of the stated time of payment of the principal amount of, or interest on, any Swing Line Loan, shall be effected; and still FURTHER PROVIDED that without the written consent of such Banks as hold 100% of the aggregate outstanding principal amount of all Committed Credit Loans or, if no Committed Credit Loans are outstanding, of the Commitments,

           (i) no change to the definition of "Majority Banks" in Section 1.01 hereof shall be made;

           (i) no compromise of the principal amount of, or decrease in the interest rate on, any Committed Credit Loan shall be made;

           (ii) no decrease in the amount of Commitment Fees or other fees or expenses payable hereunder shall be made;

           (iii) no extension or postponement of the stated time of payment of the principal amount of, or interest on, any Committed Credit Loan, nor of any Commitment Fees or other fees or expenses payable hereunder, shall be made;

           (iv) no extension of the term of the Commitments beyond that provided for hereunder shall be made;

           (v) no Investment Company (or Portfolio of an Investment Company) other than the Borrowers shall be admitted as a Borrower hereunder;

           (vi) no change to the provisions of this Section 15.02(a) shall be made.

Any amendment or waiver effected in accordance with this Section 15.02(a) shall be binding upon all parties to this Agreement, their respective successors and assigns.

           (b) The Operations Agent's, the Swing Line Lender's or any Bank's failure to insist upon the strict performance of any term, condition or other provision of this Agreement or to exercise any right or remedy hereunder shall not constitute a waiver by the Operations Agent, the Swing Line Lender or such Bank of any such term, condition or other provision or Default in connection therewith; and any waiver of any such term, condition or other provision or of any such Default shall not affect or alter this Agreement, and each and every term, condition and other provision of this Agreement shall, in such event, continue in full force and effect and shall be operative with respect to any other then existing or subsequent Default in connection therewith.

      Section 15.03. NATURE OF OBLIGATIONS. The obligations of all Borrowers hereunder shall be several and not joint.

      Section 15.04. NOTICES. Except as otherwise provided herein, all notices, requests and other communications to any party hereunder or under any of the Loan Documents shall be in writing and shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service or by telecopy and shall be given,

 If to any Bank:                       At the address or addresses set forth on
                                       SCHEDULE 2 hereto

 If to the Swing Line Lender:          State Street Bank and Trust Company
                                       Global Investor Credit Services Division
                                       Mutual Fund Lending Department
                                       Lafayette Corporate Center
                                       2 Avenue de Lafayette, 2nd Floor
                                       Boston, MA 02111
                                       Attention: Michelle Murphy
                                       Fax: (617) 662-2324

 If to the Borrower Agents, the        At the address or addresses set forth on
 Borrowers or any Borrower:            SCHEDULE 1 hereto

 with copies to:                       Rose DiMartino, Esquire
                                       Willkie Farr & Gallagher
                                       787 Seventh Avenue
                                       New York, NY 10019-6099

 If to the Operations Agent:           State Street Bank and Trust Company
                                       Global Investor Credit Services Division
                                       Mutual Fund Lending Department
                                       Lafayette Corporate Center
                                       2 Avenue de Lafayette, 2nd Floor
                                       Boston, MA 02111
                                       Attention: Michelle Murphy
                                       Fax: (617) 662-2324
 with copies to:                       Joel H. Peterson, Esquire
                                       Erickson Schaffer Peterson & Hempel PC
                                       20 William Street, Suite 150
                                       Wellesley, MA  02481
                                       Fax:  (617) 235-1571

or such other address or telecopy number as the party to whom such notice is directed may have designated in writing to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, (ii) if given by certified mail, 72 hours after such communication is deposited with the post office, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in this Section.

      Section 15.05. CALCULATIONS; ETC. Except as otherwise provided herein, calculations hereunder shall be made and financial data required hereby shall be prepared, both as to classification of items and as to amounts, in accordance with GAAP, which principles shall be consistently applied and in conformity with those used in the preparation of the financial statements referred to herein.

      Section 15.06. SURVIVAL OF COVENANTS; ETC. All covenants, agreements, representations and warranties made herein or in any documents or other papers delivered by or on behalf of the Borrowers, or any of them, pursuant hereto shall be deemed to have been relied upon by the Operations Agent, the Swing Line Lender and the Banks, notwithstanding any investigation heretofore or hereafter made by them, and shall survive the execution and delivery of this Agreement and the making by the Banks and the Swing Line Lender of the Loans as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement remains outstanding and unpaid or the Banks have any obligations to make any Loans hereunder (except to the extent that such representations and warranties expressly relate to an earlier date or are affected by the consummation of transactions permitted under this Agreement). All statements contained in any certificate or document delivered to the Operations Agent, the Swing Line Lender or any Bank at any time by or on behalf of the Borrowers, or any of them, pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrowers or such Borrower hereunder.

      Section 15.07. Parties in Interest; Assignments; Participations.

           (a) All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto and thereto; PROVIDED that none of the Borrowers may assign or transfer their respective rights hereunder or any interest herein without the prior written consent of the Banks.

           (b) Any Bank may, at any time and from time to time in accordance with applicable law, grant participations in its rights and benefits hereunder and under the other Loan Documents, in part, to any banking or other financial institution or other entity not otherwise prohibited from so acting under the Investment Company Act and having a combined capital and surplus of at least $100,000,000; PROVIDED that each such participation shall be in a minimum amount of $1,000,000. No participant shall be deemed a party to this Agreement or be entitled to exercise the rights of a Bank under this Agreement, including the right to vote, to consent to amendments to, or waivers of, the provisions of this Agreement, or to enforce the obligations of the Borrowers hereunder, except that any Bank may agree with any of its participants that such Bank will not agree, without the consent of the participant, to any amendment or waiver of any provision of this Agreement described in clauses (i), (ii), (iii), (iv) or (v) of Section 15.02(a). Each Borrower agrees that each participant shall, to the extent provided in its participation agreement, be entitled to the benefits of
Section 4.07 with respect to its participating interest.

           (c) Any Bank may, at any time and from time to time in accordance with applicable law, assign its interest in this Agreement and the other Loan Documents, in part, with the prior written consent of the Borrowers (which consent will not be unreasonably withheld or delayed), unless a Default shall have occurred and be continuing, in which case no such consent will be required; PROVIDED that each such assignment shall be in a minimum amount of $5,000,000, and shall be to a banking institution having a combined capital and surplus of at least $100,000,000. Each assignee shall constitute a "bank" (as such term is used in Section 18(f)(1) of the Investment Company Act) in the reasonable judgment of the Operations Agent and the Borrowers, and no bank shall become an assignee pursuant to this Section 15.07(c) if that bank is an Affiliate of any Borrower. All assignments shall be effected pursuant to an assignment and consent agreement substantially in the form of EXHIBIT H attached hereto. Upon the effective date of any assignment by a Bank hereunder, the Operations Agent shall revise SCHEDULE 2 to reflect the necessary adjustments in the Facility Percentage of the assigning Bank and the assignment to such banking or other financial institution. The Operations Agent shall forward a copy of the revised
SCHEDULE 2 to the Borrowers. In connection with any such assignment, each of the assignor and the assignee shall pay a processing fee of $3,000 to the Operations Agent, which amounts shall be divided equally between the Operations Agent and the Administrative Agent. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrowers and the Operations Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 4.06.

           (d) Nothing herein shall prohibit any Bank from pledging or assigning any Loan to any Federal Reserve Bank to the extent required by applicable law. In the event of any such assignment, the applicable Borrower(s) will execute and deliver a promissory note payable to such Federal Reserve Bank in the principal amount of the Loan being assigned, which note shall be subject to the terms and conditions of this Agreement.

      Section 15.08. COUNTERPARTS; ETC. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

      Section 15.09. ENTIRE AGREEMENT; ETC. This Agreement constitutes the entire contract between the parties hereto and shall supersede and take the place of any other instrument purporting to be an agreement of the parties hereto relating to the transactions contemplated hereby.

      Section 15.10. SEVERABILITY. If any of the provisions of this Agreement or of any of the other Loan Documents or the application thereof to any party hereto or to any Person or circumstance is held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other term or provision hereof or thereof or the application thereof to any other party hereto or to any other Person or circumstance.

      Section 15.11. GOVERNING LAW; JURISDICTION; WAIVER. THIS AGREEMENT, INCLUDING THE VALIDITY HEREOF AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). EACH BORROWER, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY CONSENTS TO SERVICE OF PROCESS, AND TO BE SUED, IN THE COMMONWEALTH OF MASSACHUSETTS AND CONSENTS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF ITS OBLIGATIONS HEREUNDER OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY SUCH COURTS. EACH BORROWER FURTHER AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY OF SUCH COURTS SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY CERTIFIED MAIL TO IT AT ITS ADDRESS PROVIDED IN SECTION
15.04 HEREOF OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. EACH OF THE BORROWERS, THE BANKS, THE SWING LINE LENDER AND THE OPERATIONS AGENT IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST SUCH BORROWER IN RESPECT OF THIS AGREEMENT OR ANY OTHER DOCUMENTS EXECUTED BY OR ON BEHALF OF SUCH BORROWER IN CONNECTION HEREWITH OR THEREWITH.

      Section 15.12. INDEMNIFICATION. Each Borrower severally agrees to indemnify and hold harmless the Operations Agent, the Swing Line Lender and the Banks from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement, the other Loan Documents or the transactions evidenced hereby or thereby insofar as the same may pertain to such Borrower; PROVIDED that neither the Operations Agent, the Swing Line Lender or any Bank shall have the right to be indemnified hereunder with respect to any such claim, action, suit, liability, loss, damage or expense to the extent that it results from its gross negligence or willful misconduct; and FURTHER PROVIDED that no Borrower shall be liable for any settlement, compromise or consent to the entry of any order adjudicating or otherwise disposing of any liability, loss, damage or expense effected without the consent of such Borrower, which consent shall not be unreasonably withheld or delayed.

      Section 15.13. MISCELLANEOUS. Any instruments required by any of the provisions hereof to be in the form annexed hereto as an exhibit shall be substantially in such form with such changes therefrom, if any, as may be approved by the Banks and the Borrowers. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

      Section 15.14. CONFIDENTIALITY. Upon the delivery by any Borrower to any Bank or Agent pursuant to this Agreement or the other Loan Documents of any written documentation designated by such Borrower as "Confidential" or bearing a similarly restrictive legend ("Confidential Information"), or the inspection of any such Confidential Information by any Bank or any Agent, such Bank or Agent agrees to treat such Confidential Information as confidential and, in connection therewith, to exercise that degree of care which it affords to its own confidential information. Subject to the other provisions of this Section 15.14, such Bank or Agent may disclose Confidential Information to its officers, directors, employees, attorneys, accountants or other professional consultants engaged by such Bank or Agent only after determining that such third party recipient has been instructed to protect such Confidential Information in accordance with the provisions of this Section 15.14. Notwithstanding the foregoing, the protection afforded by this Section 15.14 shall not apply to information within any one or more of the following categories: (i) information the substance of which, at the time of disclosure to a Bank or Agent or subsequent thereto, has been disclosed to or is known to any other Person, including any other creditor, other than through the fault of such Bank or Agent, and other than (A) a director, officer, employee or agent of any of the Borrower or a professional engaged by the Borrower or (B) a Person who is then under an obligation of non-disclosure to the Borrower; (ii) information which such Bank or Agent had in its possession prior to receipt from the Borrower, or which is otherwise developed by such Bank or Agent independently of the Borrower; or (iii) information received by such Bank or Agent from a third party having, to the actual knowledge of such Bank or Agent, no obligation of non-disclosure with respect thereto. Nothing contained in this Section 15.14 shall prevent any disclosure of any information: (x) believed in good faith by any Bank or Agent to be required by any law or guideline or interpretation or application or grand jury proceeding (whether or not having the force of law),
(y) determined by counsel to any Bank or Agent to be necessary or advisable in connection with the enforcement of this Agreement and the other Loan Documents, or (z) which has been made public by a Person other than such Bank or Agent. Each Bank and Agent shall have the right to disclose any Confidential Information to an Assignee or prospective Assignee or to a Participant or prospective Participant under Section 15.07 hereof; PROVIDED that the relevant Bank shall have first obtained from such Assignee or prospective Assignee or Participant or prospective Participant an agreement to protect such Confidential Information in accordance with the provisions of this Section 15.14.

                      ARTICLE XVI. LIMITATION OF LIABILITY

      Notice is hereby given that this Agreement has been executed by an officer of each Borrower, in that capacity and not individually. The Banks acknowledge that the obligations of or arising out of this Agreement are not binding upon any of the Borrowers' trustees, directors, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Borrowers. Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, to the extent that this Agreement is executed by an

Investment Company on behalf of one or more Portfolios of such Investment Company, as a Borrower(s) hereunder, the Banks further acknowledge that the obligations of or arising out of this Agreement are binding upon the assets and property of the Portfolio on whose behalf an Investment Company has executed this instrument and that, with respect to each such Portfolio, such obligations are several but not joint. Without limiting the foregoing, the obligations of the Borrowers are several, not joint. This Agreement shall be deemed to constitute a separate Agreement between each Borrower and the other parties hereto (other than the other Borrowers) as if such Borrower had executed a separate agreement naming only itself and the other parties hereto (other than the other Borrowers) as parties. No Borrower shall be liable for the obligations (whether for principal, interest, fees, expenses or otherwise) of any other Borrower hereunder. In the case of each Borrower that is an Investment Company organized as a Massachusetts business trust or Portfolio of such an Investment Company, the declarations of trust for each such trust refer to the trustees collectively as trustees and not as individuals personally, and the declarations of trust provide that no shareholder, trustee, officer, employee or agent of the trust shall be subject to claims against or obligations of the trust to any extent whatsoever, but that the trust estate only shall be liable.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the date first above written.

WARBURG PINCUS CAPITAL                         WARBURG PINCUS EMERGING
APPRECIATION FUND                              GROWTH FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS INTERNATIONAL                   WARBURG PINCUS INTERNATIONAL
EQUITY FUND, INC.                              SMALL COMPANY FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS JAPAN SMALL                     WARBURG PINCUS JAPAN GROWTH
COMPANY FUND, INC.                             FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS EMERGING                        WARBURG PINCUS POST VENTURE
MARKETS FUND, INC.                             CAPITAL FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS MAJOR FOREIGN                   WARBURG PINCUS SMALL COMPANY
MARKETS FUND, INC.                             VALUE FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS SMALL COMPANY                   WARBURG PINCUS GLOBAL POST
GROWTH FUND, INC.                              VENTURE CAPITAL FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS HEALTH SCIENCES                 WARBURG PINCUS FIXED INCOME
FUND, INC.                                     FUND

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS GLOBAL FIXED                    WARBURG PINCUS INTERMEDIATE
INCOME FUND, INC.                              MATURITY GOVERNMENT FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS BALANCED FUND,                  WARBURG PINCUS GROWTH &
INC.                                           INCOME FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS NEW YORK                        WARBURG PINCUS EMERGING
INTERMEDIATE MUNICIPAL FUND                    MARKETS II FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS GLOBAL                          WARBURG PINCUS INTERNATIONAL
TELECOMMUNICATIONS FUND, INC.                  GROWTH FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS HIGH YIELD                      WARBURG PINCUS MUNICIPAL BOND
FUND, INC.                                     FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS STRATEGIC GLOBAL                WARBURG PINCUS EUROPEAN
FIXED INCOME FUND, INC.                        EQUITY FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS U.S. CORE FIXED                 WARBURG PINCUS LONG- SHORT
INCOME FUND, INC.                              MARKET NEUTRAL FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS LONG-SHORT                      WARBURG PINCUS SELECT ECONOMIC
EQUITY FUND, INC.                              VALUE EQUITY FUND, INC.

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

WARBURG PINCUS INSTITUTIONAL                   WARBURG PINCUS TRUST, on behalf
FUND, INC., on behalf of International         of International Equity Portfolio
Equity Portfolio, Small Company Growth         Small Company Growth Portfolio,
Portfolio, Emerging Markets Portfolio,         Emerging Markets Portfolio, Post
Value Portfolio, Japan Growth Portfolio,       Venture Capital Portfolio, and
Post Venture Capital Portfolio, and Small      Growth & Income Portfolio
Company Value Portfolio

By: /s/ Janna Manes                            By: /s/ Janna Manes
    ------------------------------                 -----------------------------
Name: Janna Manes                              Name: Janna Manes
      ----------------------------                   ---------------------------
Title: Vice President & Secretary              Title: Vice President & Secretary
       ---------------------------                    --------------------------

                      WARBURG PINCUS TRUST II, on behalf of
                      Fixed Income Portfolio and Global Fixed
                      Income Portfolio

                      By: /s/ Janna Manes
                          -----------------------------------
                      Name: Janna Manes
                            ---------------------------------
                      Title: Vice President & Secretary
                             --------------------------------

STATE STREET BANK AND TRUST                    DEUTSCHE BANK AG, NEW YORK
COMPANY, in its individual capacity            BRANCH, in its individual
and as Operations Agent                        capacity and as Administrative
                                               Agent

By: /s/ Edward A. Siegel                       By: /s/ Alan Krouk
    ------------------------------                 -----------------------------
Name: Edward A. Siegel                         Name: Alan Krouk
      ----------------------------                   ---------------------------
Title: Vice President                          Title: Assistant Vice President
       ---------------------------                    --------------------------

                                               By: /s/ Ruth Leung
                                                   -----------------------------
                                               Name: Ruth Leung
                                                     ---------------------------
                                               Title: Director
                                                      --------------------------

BANK OF NOVA SCOTIA, in its individual         BANQUE NATIONALE DE PARIS
capacity and as Syndication Agent


By:                                            By: /s/ Marguerite L. Lebon
    ------------------------------                 -----------------------------
Name:                                          Name: Marguerite L. Lebon
      ----------------------------                   ---------------------------
Title:                                         Title: Assistant Vice President
       ---------------------------                    --------------------------

                                               By: /s/ Laurent Vanderzyppe
                                                   -----------------------------
                                               Name: Laurent Vanderzyppe
                                                     ---------------------------
                                               Title: V.P.
                                                      --------------------------

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Capital       Massachusetts      Massachusetts        3.04%
Appreciation Fund*            Business Trust

466 Lexington Avenue
New York, New York
10017


*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:

                              Warburg, Pincus Capital Appreciation Fund

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus Capital Appreciation
                               Fund
                              Account Number:  0360567
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus               Corporation        Maryland             6.38%
Emerging Growth Fund,
 Inc.*

466 Lexington Avenue
New York, New York
10017


*        Denotes Domestic Fund
**       Denotes International Fund
***      Denotes Restricted Fund

                                  To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:

                                  Warburg, Pincus Emerging Growth Fund, Inc.

                                  By:  /s/ Janna Manes
                                 ---------------------------------
                                  Name:  Janna Manes
                                  Title: Vice President & Secretary

                                  Standing Instructions:
                                  Account Name:  Warburg Pincus Emerging Growth
                                   Fund
                                  Account Number:  0361660
                                  Bank: PNC Bank
                                  ABA No.: 031 000 053
                                  Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus               Corporation        Maryland             46.38%
International Equity
Fund, Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus International Equity Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus International Equity
                               Fund/TH
                              Account Number: 70887658
                              Bank:  State Street/Boston
                              ABA No.:  011 000 028
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus               Corporation        Maryland             0.01%
International Small
Company Fund, Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus International Small Company Fund,
                                Inc.

                              By:  /s/ Janna Manes
                                 -------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus International Small
                                Company Fund/TH23
                              Account Number:  70887765
                              Bank:  State Street/Boston
                              ABA No.:  011 000 028
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Japan         Corporation        Maryland             12.42%
Small Company Fund,
Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Japan Small Company Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus Japan Small
                                Company Fund/TH
                              Account Number:  70887468
                              Bank:  State Street/Boston
                              ABA No.:  011 000 028
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Japan         Corporation        Maryland             9.78%
Growth Fund, Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Japan Growth Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Warburg Pincus Japan Growth Fund/TH Account Number: 70887690
                              Bank:  State Street/Boston
                              ABA No.:  011 000 028
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus               Corporation        Maryland             0.44%
Emerging Markets Fund,
Inc.***

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Emerging Markets Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus Emerging Markets
                                Fund/TH02
                              Account Number:  70887443
                              Bank:  State Street/Boston
                              ABA No.:  011 000 028
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus               Corporation        Maryland             0.22%
Post-Venture Capital
Fund, Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Post-Venture Capital Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Warburg Pincus Post-Venture Capi tal
                                Fund
                              Account Number:  0367462
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Major         Corporation        Maryland             0.18%
Foreign Markets Fund,
Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Major Foreign Markets Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus Major Foreign
                                 Markets Fund/TH12
                              Account Number:  70887674
                              Bank:  State Street/Boston
                              ABA No.:  011 000 028
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Small         Corporation        Maryland             0.14%
Company Value Fund,
Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Small Company Value Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus Small Company
                                 Value Fund
                              Account Number: 0367470
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Small         Corporation        Maryland             0.09%
Company Growth Fund,
Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Small Company Growth Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus Small Company
                                 Growth Fund
                              Account Number:  0367527
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Global        Corporation        Maryland             0.02%
Post-Venture Capital
Fund, Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                          To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                          Warburg, Pincus Global Post-Venture Capital Fund, Inc.

                          By:  /s/ Janna Manes
                             ---------------------------------
                          Name:  Janna Manes
                          Title: Vice President & Secretary

                          Standing Instructions:
                          Account Name:  Warburg Pincus Global Post-Venture
                              Capital Fund
                          Account Number: 0367496
                             Bank: PNC Bank
                          ABA No.: 031 000 053
                          Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Health        Corporation        Maryland             0.88%
Sciences Fund, Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Health Sciences Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus Health Sciences
                                Fund
                              Account Number:  0367519
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Fixed         Massachusetts      Massachusetts        1.40%
Income Fund*                  Business Trusts

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Fixed Income Fund

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Warburg Pincus Fixed Income Fund Account Number: 0360656
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Global        Corporation        Maryland             0.50%
Fixed Income Fund,
Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Global Fixed Income Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus Global Fixed Income
                                Fund/TH18
                              Account Number:  70887633
                              Bank:  State Street/Boston
                              ABA No.:  011 000 028
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus               Corporation        Maryland             0.23%
Intermediate Maturity
Government Fund, Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                             To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                             Warburg, Pincus Intermediate Maturity Government Fund, Inc.

                             By:  /s/ Janna Manes
                                ---------------------------------
                             Name:  Janna Manes
                             Title: Vice President & Secretary

                             STANDING INSTRUCTIONS:
                             Account Name:  Warburg Pincus Intermediate Maturity
                               Government Fund, Inc.
                             Account Number:  0361783
                             Bank: PNC Bank
                             ABA No.: 031 000 053
                             Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus               Corporation        Maryland             0.11%
Balanced Fund, Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Balanced Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus Balanced Fund
                              Account Number:  0181191
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Growth        Corporation        Maryland             2.41%
& Income Fund, Inc.

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Growth & Income Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Warburg Pincus Growth & Income Fund Account Number: 0181175
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus New           Massachusetts      Massachusetts        0.36%
York Intermediate             Business Trusts
Municipal Fund*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                            To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                            Warburg, Pincus New York Intermediate Municipal Government Fund

                            By:  /s/ Janna Manes
                               ---------------------------------
                            Name:  Janna Manes
                            Title: Vice President & Secretary

                            STANDING INSTRUCTIONS:
                            Account Name:  Warburg Pincus New York Intermediate
                              Municipal Fund
                            Account Number:  018144
                            Bank: PNC Bank
                            ABA No.: 031 000 053
                            Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus               Corporation        Maryland             0.07%
Emerging Markets II
Fund, Inc.***

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                           To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                           Warburg, Pincus Emerging Markets II Fund, Inc.

                           By:  /s/ Janna Manes
                              ---------------------------------
                           Name:  Janna Manes
                           Title: Vice President & Secretary

                           STANDING INSTRUCTIONS:
                           Account Name: Warburg Pincus Emerging Markets II Fund Account Number: 8122806
                           Bank:  Brown Brothers
                           ABA No.:  09250276
                           Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Global        Corporation        Maryland             0.04%
Telecommunications
Fund, Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Global Telecommunications Fund,
                                Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus Global
                                Telecommunications Fund
                              Account Number:  8124695
                              Bank:  Brown Brothers
                              ABA No.:  09250276
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus               Corporation        Maryland             2.43%
International Growth
Fund, Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:

                              Warburg, Pincus International Growth Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus International
                                 Growth Fund
                              Account Number:  8122814
                              Bank:  Brown Brothers
                              ABA No.:  09250276
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus High          Corporation        Maryland             0.48%
Yield Fund, Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus High Yield Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Warburg Pincus High Yield Fund Account Number: 8122822
                              Bank:  Brown Brothers
                              ABA No.:  09250276
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus               Corporation        Maryland             0.08%
Municipal Bond Fund,
Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Municipal Bond Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Warburg Pincus Municipal Bond Fund Account Number: 8122855
                              Bank:  Brown Brothers
                              ABA No.:  09250276
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus               Corporation        Maryland             0.10%
Strategic Global
Fixed Income Fund, Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Strategic Global Fixed Income
                                Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name:  Warburg Pincus Strategic Global
                                Fixed Income Fund
                              Account Number:  8122830
                              Bank:  Brown Brothers
                              ABA No.:  09250276
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus               Corporation        Maryland             0.09%
European Equity Fund,
Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:

                              Warburg, Pincus European Equity Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Warburg Pincus European Equity Fund Account Number: 6105167
                              Bank:  Brown Brothers
                              ABA No.:  09250276
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus U.S.          Corporation        Maryland             1.27%
Core Fixed Income Fund,
Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                            To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                            Warburg, Pincus U.S. Core Fixed Income Fund, Inc.

                            By:  /s/ Janna Manes
                               ---------------------------------
                            Name:  Janna Manes
                            Title: Vice President & Secretary

                            STANDING INSTRUCTIONS:
                            Account Name:  Warburg Pincus U.S. Core Fixed Income
                               Fund
                            Account Number: 8122913
                            Bank: Brown Brothers
                            ABA No.: 09250276
                            Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Long-         Corporation        Maryland             0.09%
Short Market Neutral
Fund, Inc.***

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                            To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                            Warburg, Pincus Long-Short Market Neutral Fund, Inc.

                            By:  /s/ Janna Manes
                               ---------------------------------
                            Name:  Janna Manes
                            Title:    Vice President & Secretary

                            STANDING INSTRUCTIONS:
                            Account Name:  Warburg Pincus Long-Short Market
                              Neutral Fund
                            Account Number: 113-80260
                            Bank:  Custodial Trust Company
                            ABA No.:  031207526
                            Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Long-         Corporation        Maryland             0.00%
Short Equity Fund,
Inc.***

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                            To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                            Warburg, Pincus Long-Short Equity Fund, Inc.

                            By:  /s/ Janna Manes
                               ---------------------------------
                            Name:  Janna Manes
                            Title: Vice President & Secretary

                            STANDING INSTRUCTIONS:
                            Account Name: Warburg Pincus Long-Short Equity Fund Account Number: 113-80262
                            Bank:  Custodial Trust Company
                            ABA No.:  031207596
                            Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Select        Corporation        Maryland             0.12%
Economic Value Fund,
Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                            To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                            Warburg, Pincus Select Economic Value Fund, Inc.

                            By:  /s/ Janna Manes
                               ---------------------------------
                            Name:  Janna Manes
                            Title:    Vice President & Secretary

                            STANDING INSTRUCTIONS:
                            Account Name:  Warburg Pincus Select Economic Value
                               Equity Fund
                            Account Number:  6103063
                            Bank:  Brown Brothers
                            ABA No.:  09250276
                            Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Emerging Markets              Massachusetts      Massachusetts        0.01%
Portfolio - Warburg,          Business Trust
Pincus Trust***

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                            To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                            Warburg, Pincus Trust

                            By:  /s/ Janna Manes
                               ---------------------------------
                            Name:  Janna Manes
                            Title: Vice President & Secretary

                            STANDING INSTRUCTIONS:
                            Account Name: Trust - Emerging Markets Portfolio/TH Account Number: 7088759
                            Bank:  State Street/Boston
                            ABA No.:  011 000 028
                            Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Growth & Income               Massachusetts      Massachusetts        0.05%
Portfolio - Warburg,          Business Trust
Pincus Trust*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Trust

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Trust - Growth & Income Portfolio Account Number: 0367250
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
International Equity          Massachusetts      Massachusetts        1.17%
Portfolio - Warburg,          Business Trust
Pincus Trust**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                            To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                            Warburg, Pincus Trust

                            By:  /s/ Janna Manes
                               ---------------------------------
                            Name:  Janna Manes
                            Title: Vice President & Secretary

                            STANDING INSTRUCTIONS:
                            Account Name: Trust - International Equity Portfolio Account Number: 70887542
                            Bank:  State Street/Boston
                            ABA No.:  011 000 028
                            Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Warburg, Pincus Trust*        Massachusetts      Massachusetts        0.21%
Post-Venture Capital          Business Trust
Portfolio

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                            To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                            Warburg, Pincus Trust

                            By:  /s/ Janna Manes
                               ---------------------------------
                            Name:  Janna Manes
                            Title: Vice President & Secretary

                            STANDING INSTRUCTIONS:
                            Account Name: Trust - Post-Venture Capital Portfolio Account Number: 0367501
                            Bank: PNC Bank
                            ABA No.: 031 000 053
                            Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Small Company Growth          Massachusetts      Massachusetts        2.28%
Portfolio - Warburg,          Business Trust
Pincus Trust*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                            To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                            Warburg, Pincus Trust

                            By:  /s/ Janna Manes
                               ---------------------------------
                            Name:  Janna Manes
                            Title: Vice President & Secretary

                            STANDING INSTRUCTIONS:
                            Account Name: Trust - Small Company Growth Portfolio Account Number: 0186117
                            Bank: PNC Bank
                            ABA No.: 031 000 053
                            Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Emerging Markets              Corporation        Maryland             0.18%
Portfolio - Warburg,
Pincus Institutional Fund,
Inc.***

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Institutional Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Institutional - Emerging Markets
                                Portfolio/TH0
                              Account Number:  34940072
                              Bank:  State Street/Boston
                              ABA No.:  011 000 028
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
International Equity          Corporation        Maryland             5.35%
Portfolio- Warburg,
Pincus Institutional Fund,
Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Institutional Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Institutional - International Equity
                                Portfolio
                              Account Number:  70887666
                              Bank:  State Street/Boston
                              ABA No.:  011 000 028
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Japan Growth Portfolio -      Corporation        Maryland             0.01%
Warburg, Pincus
Institutional Fund, Inc.**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Institutional Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Institutional - Japan Growth
                                Portfolio/TH
                              Account Number:  70887682
                              Bank:  State Street/Boston
                              ABA No.:  011 000 028
                              Attn:  Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Post-Venture Capital          Corporation        Maryland             0.00%
Portfolio - Warburg,
Pincus Institutional
Fund, Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Institutional Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Institutional - Post-Venture Capital
                                Portfolio
                              Account Number:  0367234
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Small Company Growth          Corporation        Maryland             0.77%
Portfolio - Warburg,
Pincus Institutional Fund,
Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Institutional Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Institutional - Small Company Growth
                                Portfolio
                              Account Number: 0367454
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Small Company Value           Corporation        Maryland             0.01%
Portfolio - Warburg,
Pincus Institutional Fund,
Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:

                              Warburg, Pincus Institutional Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Institutional - Small Company Value
                                Portfolio
                              Account Number: 0367226
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Value Portfolio -             Corporation        Maryland             0.18%
Warburg, Pincus
Institutional Fund, Inc.*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Institutional Fund, Inc.

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Institutional - Value Portfolio Account Number: 0367218
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Fixed Income Portfolio -      Massachusetts      Massachusetts        0.01%
Warburg, Pincus               Business Trust
Trust II*

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              To be executed on behalf of each Borrower by one or more Borrower Agents for such Borrower as follows:


                              Warburg, Pincus Trust II

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Trust II - Fixed Income Portfolio Account Number: 0367543
                              Bank: PNC Bank
                              ABA No.: 031 000 053
                              Attn: Charles Geiser

                                   SCHEDULE 1

                            Dated as of June 23, 1999

                                       To

Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement, on behalf of itself and its respective investment portfolios identified thereon; the Banks listed on
SCHEDULE 2 to the Credit Agreement; Deutsche Bank AG, New York Branch, as administrative agent; Bank of Nova Scotia, as syndication agent; and State Street Bank and Trust Company, as operations agent

NAME AND ADDRESS              FORM OF            JURISDICTION OF   PERCENTAGE
OF BORROWER                   ORGANIZATION       ORGANIZATION      ALLOCATION OF
                                                                   FEES AND
                                                                   EXPENSES
Global Fixed Income           Massachusetts      Massachusetts        0.01%
Portfolio - Warburg,          Business Trust
Pincus Trust II**

466 Lexington Avenue
New York, New York
10017

*    Denotes Domestic Fund
**   Denotes International Fund
***  Denotes Restricted Fund

                              Warburg, Pincus Trust II

                              By:  /s/ Janna Manes
                                 ---------------------------------
                              Name:  Janna Manes
                              Title: Vice President & Secretary

                              STANDING INSTRUCTIONS:
                              Account Name: Trust II - Global Fixed Income
                                Portfolio/THO
                              Account Number:  27241173
                              Bank:  State Street/Boston
                              ABA No.:  011 000 028
                              Attn:  Charles Geiser

                                   SCHEDULE 2

                     BANKS; ADDRESSES; FACILITY PERCENTAGES

(1)      State Street Bank and Trust Company
         Global Investor Credit Services Division
         Mutual Fund Lending
         Lafayette Corporate Center
         2 Avenue de Lafayette, 2nd Floor
         Boston, MA 02111
         Fax:  (617) 662-2325
         Attention: Edward A. Siegel, Vice President

         Commitment Amount:                 $75,000,000
         Facility Percentage:               30.0%

(2)      Deutsche Bank AG, New York Branch
         31 West 52nd Street
         New York, NY 10019
         Fax: (212) 469-8346
         Attention: Alan Krouk, Assistant Vice President

         Commitment Amount:                 $80,000,000
         Facility Percentage:               32.0%

(3)      Bank of Nova Scotia
         One Liberty Plaza
         New York, NY 10006
         Fax: (212) 225-5090
         Attention: John Morale, Vice President

         Commitment Amount:                 $50,000,000
         Facility Percentage:               20.0%

(4)      Banque Nationale de Paris
         499 Park Avenue, 2rd Floor
         New York, NY 10022
         Fax: (212) 415-9707
         Attention: Ms. Marguerite L. Lebon, Assistant Vice President

         Commitment Amount:                 $45,000,000
         Facility Percentage:               18.0%

                                    EXHIBIT A

                                BORROWING REQUEST
                            (Committed Credit Loans)

TO:      State Street Bank and Trust Company, as Operations Agent
         Lafayette Corporate Center
         2 Avenue de Lafayette, 2nd Floor
         Boston, MA 02111
         Attention:        Michelle Murphy
                           Fax: (617) 662-2324

         This Borrowing Request (Committed Credit Loans) is being delivered pursuant to Section 2.04(a) of the Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT") among each investment management company listed on Schedule 1 to the Credit Agreement [as heretofore revised], on behalf of itself and its respective investment portfolios identified thereon, including the undersigned (collectively, the "BORROWERS"); the Banks listed on Schedule 2 to the Credit Agreement [as heretofore revised] (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS"); Deutsche Bank AG, New York Branch, as administrative agent (the "ADMINISTRATIVE AGENT"); Bank of Nova Scotia, as syndication agent (the "SYNDICATION AGENT"); and State Street Bank and Trust Company, as operations agent (the "OPERATIONS AGENT"). Capitalized terms used herein shall have the meanings described to them in the Credit Agreement. The undersigned Borrower requests that a Committed Credit Loan be made by the Banks to such Borrower on this date in the aggregate amount set forth below:

Name of Borrower:
                                      ------------------------------------------

Date of Proposed Borrowing
[must be a Banking Day]:
                                      ------------------------------------------

Amount of Loan Requested:            $
[$1,000,000 or an integral
multiple thereof]:                    ------------------------------------------

         In connection with the foregoing Borrowing Request, the undersigned hereby certifies to the Operations Agent and the Banks as follows:

         (a) The value of the Borrower's portfolio securities is $_______________, the value of the Borrower's Total Assets is $_______________, and the value of the Borrower's Net Assets is $_____________ (in each case computed as of the close of business on the previous business day of the Borrower in accordance with the terms of the Credit Agreement). [NOTE: The aggregate Indebtedness of the Borrower in respect of Loans shall at no time exceed (i) 33-1/3% of the Borrower's Net Assets, in the case of any Borrower that is a Domestic Fund, (ii) 25% of the Borrower's Net Assets, in the case of Warburg Pincus High Yield Fund, Inc., Warburg Pincus Post Venture Capital Fund, Inc., Warburg Pincus Global Post Venture Capital Fund, Inc., Warburg Pincus Post Venture Capital Portfolio of Warburg Pincus Trust, and Post Venture Capital Portfolio of Warburg Pincus Institutional Fund, Inc., and any Borrower that is an

International Fund, or (iii) 20% of the Borrower's Net Assets, in the case of any Borrower that is a Restricted Fund.]

         (b) The Borrower's aggregate Indebtedness, including the proposed borrowing, is $____________________.

         (c) After giving effect to the transactions contemplated by this Borrowing Request on the date hereof, each of the conditions specified in
Section 6.02 of the Credit Agreement has been fulfilled.

         (d) The Borrower will use the proceeds of the Committed Credit Loans requested hereby solely for the purposes permitted under Section 4.08 of the Credit Agreement.

         (e) The requested borrowing is permitted under the Borrower's most recent Prospectus.

         (f) The proceeds of this borrowing, when added to the aggregate principal amount of all Loans outstanding to the Borrower under the Credit Agreement, do not exceed the Borrower's Borrowing Base.

         (g) The proceeds of this borrowing, when added to the aggregate principal amount of Loans outstanding to the Borrowers under the Credit Agreement, do not exceed the Maximum Credit Amount.

         (h) The proceeds of this borrowing, when added to the aggregate principal amount of Committed Credit Loans outstanding to the Borrowers under the Credit Agreement, do not exceed the Maximum Committed Credit Amount.

         (i) The portion of the proceeds of this borrowing to be advanced by State Street Bank, when added to the aggregate outstanding principal amount of all Committed Credit Loans and Swing Line Loans made by State Street Bank to the Borrowers under the Credit Agreement, does not exceed State Street Bank's Commitment.

         The undersigned Borrower Agent is an Authorized Officer of the Borrower.

DATE;
     ---------------------------------    --------------------------------------
                                                   (Name of Borrower)

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT B

                                BORROWING REQUEST
                               (Swing Line Loans)

TO:      State Street Bank and Trust Company,
         as Swing Line Lender
         Lafayette Corporate Center
         2 Avenue de Lafayette, 2nd Floor
         Boston, MA 02111
         Attention:        Michelle Murphy
                           Fax: (617) 662-2324

         This Borrowing Request (Swing Line Loans ) is being delivered pursuant to Section 3.03(a) of the Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT") among each investment management company listed on SCHEDULE 1 to the Credit Agreement [as heretofore revised], on behalf of itself and its respective investment portfolios identified thereon, including the undersigned (collectively, the "BORROWERS"); the Banks listed on SCHEDULE 2 to the Credit Agreement [as heretofore revised] (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS"); Deutsche Bank AG, New York Branch, as administrative agent (the "ADMINISTRATIVE AGENT"); Bank of Nova Scotia, as syndication agent (the "SYNDICATION AGENT"); and State Street Bank and Trust Company, as operations agent (the "OPERATIONS AGENT"). Capitalized terms used herein shall have the meanings described to them in the Credit Agreement. The undersigned Borrower requests that a Swing Line Loan be made by the Swing Line Lender to such Borrower on this date in the aggregate amount set forth below:

Name of Borrower:
                                      ------------------------------------------

Date of Proposed Borrowing
[must be a Banking Day]:
                                      ------------------------------------------

Amount of Loan Requested:            $
                                      ------------------------------------------

         In connection with the foregoing Borrowing Request, the undersigned hereby certifies to the Swing Line Lender as follows:

         (a) The value of the Borrower's portfolio securities is $_______________, the value of the Borrower's Total Assets is $_______________, and the value of the Borrower's Net Assets is $_____________ (in each case computed as of the close of business on the previous business day of the Borrower in accordance with the terms of the Credit Agreement). [NOTE: The aggregate Indebtedness of the Borrower in respect of Loans shall at no time exceed (i) 33-1/3% of the Borrower's Net Assets, in the case of any Borrower that is a Domestic Fund, (ii) 25% of the Borrower's Net Assets, in the case of Warburg Pincus High Yield Fund, Inc., Warburg Pincus Post Venture Capital Fund, Inc., Warburg Pincus Global Post Venture Capital Fund, Inc., Warburg Pincus Post Venture Capital Portfolio of Warburg Pincus Trust, and Post Venture Capital Portfolio of Warburg Pincus Institutional Fund, Inc., and any Borrower that is an

International Fund, or (iii) 20% of the Borrower's Net Assets, in the case of any Borrower that is a Restricted Fund.]

         (b) The Borrower's aggregate Indebtedness, including the proposed borrowing, is $____________________.

         (c) After giving effect to the transactions contemplated by this Borrowing Request on the date hereof, each of the conditions specified in
Section 6.02 of the Credit Agreement has been fulfilled.

         (d) The Borrower will use the proceeds of the Swing Line Loan requested hereby solely for the purposes permitted under Section 4.08 of the Credit Agreement.

         (e) The requested borrowing is permitted under the Borrower's most recent Prospectus.

         (f) The proceeds of this borrowing, when added to the aggregate principal amount of all Loans outstanding to the Borrower under the Credit Agreement, do not exceed the Borrower's Borrowing Base.

         (g) The proceeds of this borrowing, when added to the aggregate principal amount of Swing Line Loans outstanding to the Borrowers under the Credit Agreement, do not exceed the Swing Line Amount.

         (h) The proceeds of this borrowing, when added to the aggregate principal amount of Loans outstanding to the Borrowers under the Credit Agreement, do not exceed the Maximum Credit Amount.

         (i) The proceeds of this borrowing, when added to the aggregate outstanding principal amount of all Committed Credit Loans and Swing Line Loans made by State Street Bank to the Borrowers under the Credit Agreement, does not exceed State Street Bank's Commitment.

         The undersigned Borrower Agent is an Authorized Officer of the Borrower.

DATE;
     ---------------------------------    --------------------------------------
                                                   (Name of Borrower)

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT C

                                REPAYMENT NOTICE
                            (Committed Credit Loans)

TO:      State Street Bank and Trust Company, as Operations Agent
         Lafayette Corporate Center
         2 Avenue de Lafayette, 2nd Floor
         Boston, MA 02111
         Attention:        Michelle Murphy
                           Fax: (617) 662-2324

         This Repayment Notice (Committed Credit Loans) is being delivered pursuant to Section 4.01(a) of the Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT") among each investment management company listed on SCHEDULE 1 to the Credit Agreement [as heretofore revised], on behalf of itself and its respective investment portfolios identified thereon, including the undersigned (collectively, the "BORROWERS"); the Banks listed on SCHEDULE 2 to the Credit Agreement [as heretofore revised] (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS"); Deutsche Bank AG, New York Branch, as administrative agent (the "ADMINISTRATIVE AGENT"); Bank of Nova Scotia, as syndication agent (the "SYNDICATION AGENT"); and State Street Bank and Trust Company, as operations agent (the "OPERATIONS AGENT"). Capitalized terms used herein shall have the meanings described to them in the Credit Agreement. The undersigned Borrower hereby gives notice to the Operations Agent, on behalf of the Banks, of the repayment this date of Committed Credit Loans in the aggregate amount set forth below:

Name of Borrower:
                                      ------------------------------------------

Date of Proposed Borrowing
[must be a Banking Day]:
                                      ------------------------------------------

Amount of Loan Requested:            $
                                      ------------------------------------------

         The undersigned Borrower Agent is an Authorized Officer of the Borrower.

DATE;
     ---------------------------------    --------------------------------------
                                                   (Name of Borrower)

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT D

                                REPAYMENT NOTICE
                               (Swing Line Loans)

TO:      State Street Bank and Trust Company,
         as Swing Line Lender
         Lafayette Corporate Center
         2 Avenue de Lafayette, 2nd Floor
         Boston, MA 02111
         Attention:        Michelle Murphy
                           Fax: (617) 662-2324

         This Repayment Notice (Swing Line Loans) is being delivered pursuant to
Section 4.01(b) of the Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT") among each investment management company listed on SCHEDULE 1 to the Credit Agreement [as heretofore revised], on behalf of itself and its respective investment portfolios identified thereon, including the undersigned (collectively, the "BORROWERS"); the Banks listed on SCHEDULE 2 to the Credit Agreement [as heretofore revised] (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS"); Deutsche Bank AG, New York Branch, as administrative agent (the "ADMINISTRATIVE AGENT"); Bank of Nova Scotia, as syndication agent (the "SYNDICATION AGENT"); and State Street Bank and Trust Company, as operations agent (the "OPERATIONS AGENT"). Capitalized terms used herein shall have the meanings described to them in the Credit Agreement. The undersigned Borrower hereby gives notice to the Swing Line Lender of the repayment this date of Swing Line Loans in the aggregate amount set forth below:

Name of Borrower:
                                      ------------------------------------------

Date of Proposed Borrowing
[must be a Banking Day]:
                                      ------------------------------------------

Amount of Loan Requested:            $
                                      ------------------------------------------

         The undersigned Borrower Agent is an Authorized Officer of the Borrower.

DATE;
     ---------------------------------    --------------------------------------
                                                   (Name of Borrower)

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT E

                             DAILY VALUATION REPORT

TO: State Street Bank and Trust Company, as Operations Agent, and the Banks party to that certain Credit Agreement, dated as of June 23, 1999, among the Borrowers, the Banks, the Administrative Agent, the Syndication Agent and the Operations Agent

         This report is being delivered pursuant to Section 8.01(d) of the Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement [as heretofore revised], on behalf of itself and its respective investment portfolios identified thereon, including the undersigned (collectively, the "BORROWERS"); the Banks listed on SCHEDULE 2 to the Credit Agreement [as heretofore revised] (collectively, and together with State Street Bank and Trust Company, in its capacity as the Swing Line Lender, the "BANKS"); Deutsche Bank AG, New York Branch, as administrative agent (the "ADMINISTRATIVE AGENT"); Bank of Nova Scotia, as syndication agent (the "SYNDICATION AGENT"); and State Street Bank and Trust Company, as operations agent (the "OPERATIONS Agent"). Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         The undersigned hereby certifies to the Operations Agent and the Banks as follows:

         (a) The value of the Borrower's portfolio securities is $_______________, the value of the Borrower's Total Assets is $_______________, and the value of the Borrower's Net Assets is $_____________ (in each case computed as of the close of business on the previous business day of the Borrower in accordance with the terms of the Credit Agreement).

         (b) The Borrower's aggregate Indebtedness as of the date hereof is $_____________.

         (c) The undersigned Borrower Agent is an authorized officer of the Borrower.

DATE;
     ---------------------------------    --------------------------------------
                                                   (Name of Borrower)

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

[NOTE: THIS REPORT MUST BE FURNISHED UPON REQUEST TO ANY BANK ON ANY BANKING DAY WHEN LOANS ARE OUTSTANDING TO A BORROWER.]

                                    EXHIBIT F

                          FORM FOR ADDITIONAL BORROWER

                          _____________________, 199__

To: State Street Bank and Trust Company, as Operations Agent, and the Banks party to that certain Credit Agreement, dated as of June 23, 1999, among the Borrowers, the Banks, the Operations Agent, and certain other parties

Ladies and Gentlemen:

         The undersigned [ Name of Borrower ] (the "COMPANY") hereby requests pursuant to Article XIII of the Credit Agreement, dated as of June 23, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT"), among each investment management company listed on SCHEDULE 1 to the Credit Agreement [as heretofore revised], on behalf of itself and its respective investment portfolios identified thereon (collectively, the "BORROWERS"); the Banks listed on SCHEDULE 2 to the Credit Agreement [as heretofore revised] (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS"); Deutsche Bank AG, New York Branch, as administrative agent (the "ADMINISTRATIVE AGENT"); Bank of Nova Scotia, as syndication agent (the "SYNDICATION AGENT"); and State Street Bank and Trust Company, as operations agent (the "OPERATIONS AGENT"), that it be admitted as an additional Borrower under the Credit Agreement and that SCHEDULE 1 to the Credit Agreement be revised in accordance with Section 4.09 of the Credit Agreement to include the Company as such in the form attached hereto which has been signed by one or more Borrower Agents on behalf of each Borrower. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         The Company hereby represents and warrants to the Operations Agent and the Banks that as of the date hereof and after giving effect to the admission of the Company as an additional Borrower under the Credit Agreement: (i) the representations and warranties set forth in Article VII of the Credit Agreement with respect to the existing Borrowers are true and correct with respect to the Company after giving effect to the admission of the Company as a Borrower; (ii) the Company is in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on its part to be observed or performed as of the date hereof and after giving effect to the admission; and
(iii) no Default with respect to the Company has occurred and is continuing.

         The Company agrees to be bound by the terms and conditions of the Credit Agreement in all respects as a Borrower thereunder and hereby assumes all of the obligations of a Borrower thereunder.

          Please indicate your assent to the admission of the Company as an additional Borrower under the Credit Agreement by signing below where indicated.

                                          [NAME OF BORROWER]

                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

AGREED AND ACCEPTED:

STATE STREET BANK AND
TRUST COMPANY

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

DEUTSCHE BANK AG,
NEW YORK BRANCH

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

BANK OF NOVA SCOTIA

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

BANQUE NATIONALE DE PARIS

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

STATE STREET BANK AND
TRUST COMPANY, As Operations Agent

By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------

                                    EXHIBIT G

                           FORM OF OPINION OF COUNSEL

                                                         [  Date  ]

State Street Bank and Trust Company, as Operations Agent
Lafayette Corporate Center
2 Avenue de Lafayette, 2nd Floor
Boston, MA 02111

Ladies and Gentlemen:

         This opinion is being furnished to you pursuant to Article XIII of the Credit Agreement, dated as of June 23, 1999 ([as amended and in effect on the date hereof,] the "Credit Agreement") among each investment management company listed on SCHEDULE 1 to the Credit Agreement [as heretofore revised], on behalf of itself and its respective investment portfolios identified thereon, for which [ ] serves as the Investment Adviser (collectively, the "BORROWERS"); the Banks named on SCHEDULE 2 thereto [as the same has heretofore been revised through ________ (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS"); Deutsche Bank AG, New York Branch, as administrative agent (the "ADMINISTRATIVE AGENT"); Bank of Nova Scotia, as syndication agent (the "SYNDICATION AGENT"); and State Street Bank and Trust Company, as operations agent (the "OPERATIONS AGENT"). [ ], a [ ] (the "[ ]"), [on behalf of [ ] ([each] a "SERIES"),] has executed a request, a copy of which is annexed hereto as EXHIBIT A (including Revision No. of SCHEDULE 1 annexed thereto, the "REQUEST") to be admitted as [an] additional Borrower[s] under the Credit Agreement.

         Warburg Pincus Asset Management, Inc., a [ ] corporation ("WaRBURG PINCUS ASSET MANAGEMENT") acts as Investment Adviser to the [ ]. Capitalized terms used herein without definition have the respective meanings ascribed to them in the Credit Agreement. Wherever reference is made below to "Borrowers" or a "Borrower", to the extent that any Borrower is a Series of an Investment Company, as distinguished from an Investment Company, it shall be deemed, where the context so requires, to refer to the Investment Company of which the Borrower is a Series.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such trust records, documents, certificates of public officials and other instruments and have made such investigation of fact and law as we have deemed necessary or advisable to render this opinion. We have assumed that the Banks have all requisite power and authority and have taken all necessary action to admit the [ ][, on behalf of [each of] the Series,] as [an] additional Borrower[s] under the Credit Agreement in accordance with the terms thereof.

         Based upon and subject to the foregoing and to the qualifications hereinafter set forth, it is our opinion that:

         1. The Request accurately and completely lists the full legal name of the [ ] [and [each/the] Series] and [its/the] principal business address [of the [ ] and [each/the] Series]. The [ ] is a [ ], duly organized, validly existing and in good standing under the laws of [ ], and has all requisite power and authority and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and as proposed to be conducted in accordance with its Investment Practices (as hereinafter defined) to enter into [, on behalf of [each/the] Series,] the Credit Agreement, and to carry out its terms. [The [ ] is qualified to do business in The Commonwealth of Massachusetts as a foreign organization.] The [ ] is not required to qualify to do business as a foreign organization in any [other] jurisdiction of the United States of America, except for compliance with applicable state blue sky laws.

         2. The [ ] is an Investment Company registered as such under the Investment Company Act of 1940, as amended, and has registered the sale of its shares of beneficial interest under the Securities Act of 1933, as amended.

         3. The execution, delivery and performance by the [ ] [, on behalf of [each of] the Series,] of the Request and the Credit Agreement are within its powers, have been duly authorized by all necessary action of the [ ], require no consent, approval, authorization of, or other action by, or in respect of, or declaration or filing with, any governmental body, agency or official, other than routine filings under federal and state securities laws, and will not result in any violation of, or be in conflict with, or constitute a default under, any provision of the [charter documents/declaration of trust] or by-laws of the [ ] or [its/the] Investment Practices [of [any of] the Series], or of any provision of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the [ ], or result in the creation or imposition of any mortgage, lien, charge or encumbrance on any asset of the [ ] [or of [any of] the Series] pursuant to any such provision. "Investment Practices", as used herein, means the investment objectives and fundamental investment policies and fundamental investment restrictions currently in effect with respect to [the Company/[each/the] Series], as set forth in its [Prospectus/Registration Statement], as amended to date, or as may be set forth in a vote adopted by the shareholders of [the Company/[the/such] Series]. The [Company/Series] [is/are] not in material violation of any provision of [its/their respective] [charter document[s]/ declaration[s] of trust] or by-laws or [its/their respective] Investment Practices, or of any agreement or instrument to which it is a party, or, to our knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to it. Without limiting the generality of the foregoing, to our knowledge, the [ ] is in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the SEC and applicable blue sky authorities.

         4. There is no action, proceeding or investigation pending or, to our knowledge, threatened (or any basis therefor known to us) against the [ ] [or [the/any] Series] which questions the validity of the Credit Agreement as to the [ ] [or [the/any] Series], or any action taken or to be taken pursuant thereto, in which there is a reasonable possibility of an adverse decision and which could, either in any case or in the aggregate, materially affect adversely the ability of the [ ] [, on behalf of [each of] the Series,] to perform its obligations thereunder.

         5. The Request and the Credit Agreement have been duly executed and delivered by the [ ] [, on behalf of [each of] the Series,] and the Credit Agreement constitutes the legal, valid and binding obligation of the [ ] [, on behalf of [each of] the Series,] enforceable against it in accordance with its terms.

         6. Based on the covenants, representations and warranties contained in the Credit Agreement as to the use of the proceeds of the Loans, such proceeds will not be used for any purpose which might cause the Credit Agreement to violate the provisions of Regulation U of the Board of Governors of the Federal Reserve System.

         The opinions expressed above are qualified to the extent that the enforceability of any provision of the Credit Agreement with respect to the
[          ][, on behalf of [each of] the Series,] or any rights granted pursuant thereto or obligations incurred thereunder, may be subject to and affected by:

         (a) applicable bankruptcy, receivership, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the rights of creditors generally; and such duties and standards as are or may be imposed on creditors, including, without limitation, good faith, reasonableness and fair dealing under applicable law; and

         (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the exercise of equitable powers by a court of competent jurisdiction.

         We call to your attention that the officer of the [ ] executing the Request and the Credit Agreement [, on behalf of [each of] the Series,] is signing such documents not individually but in his capacity as an officer of the [ ] and that the obligations of the [ ] [, on behalf of [each of] the Series,] under the Credit Agreement are not binding upon any of the [Trustees/Directors], officers, agents, employees or shareholders of the [ ] individually, but bind only the assets of the [ ][Series] on whose behalf the Credit Agreement has been executed..

         We also call to your attention to the fact that each Borrower that is an Investment Company is liable pursuant to the Credit Agreement only to the extent of its proportionate borrowings thereunder and shall not be liable for any obligations thereunder of a different

Investment Company. Moreover, each Borrower that is a Series of an Investment Company is liable pursuant to the Credit Agreement only to the extent of its proportionate borrowings under the Credit Agreement and shall not be liable for any obligations thereunder of a different Series of the same or a different Investment Company.

         We further call your attention to the fact that the Investment Practices of certain of the Borrowers may restrict the borrowing by them under the Credit Agreement to amounts less than the Maximum Committed Credit Amount and the Maximum Credit Amount.

         This opinion applies only to the laws of [ ] and the federal laws of the United States of America and relates only to the matters expressly addressed above. We express no opinion with respect to any other matters. This opinion is rendered only to the Operations Agent and the Banks and is solely for the benefit of the Operations Agent and the Banks in connection with the transactions contemplated by the Credit Agreement, may not be relied upon by the Operations Agent or the Banks for any other purpose, and may not be furnished or quoted to, or relied upon by, any other Person for any purpose without our prior written consent.

                                           Very truly yours,

                                           [                      ]

                                    EXHIBIT H

                            ASSIGNMENT AND ACCEPTANCE

                                           Dated as of __________, 19__

         Reference is made to the Credit Agreement, dated as of June 23, 1999 (as from time to time amended and in effect, the "CREDIT AGREEMENT"), by and among each investment management company listed on SCHEDULE 1 to the Credit Agreement [as heretofore revised], on behalf of itself and its respective investment portfolios identified thereon (collectively, the "BORROWERS" and each individually a "BORROWER"); the Banks listed on SCHEDULE 2 attached thereto, as revised from time to time (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS" and each individually a "BANK"); Deutsche Bank AG, New York Branch, as administrative agent (the "ADMINISTRATIVE AGENT"); Bank of Nova Scotia, as syndication agent (the "SYNDICATION AGENT"); and State Street Bank and Trust Company, as operations agent (the "OPERATIONS AGENT"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         [         ] (the "ASSIGNOR") and [         ] (the "ASSIGNEE") hereby
agree as follows:

         1. ASSIGNMENT. Subject to the terms and conditions of this Assignment and Acceptance, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes without recourse to the Assignor, a $____________ interest in and to the rights, benefits, indemnities and obligations of the Assignor under the Credit Agreement equal to _____.00% in respect of the Maximum Committed Credit Amount immediately prior to the Effective Date (as hereinafter defined).

         2. ASSIGNOR'S REPRESENTATIONS. The Assignor (i) represents and warrants that (A) it is legally authorized to enter into this Assignment and Acceptance, (B) as of the date hereof, its Commitment is $______________, its Facility Percentage is _____.00%, and the aggregate outstanding principal balance of its Committed Credit Loans equals $____________ (in each case after giving effect to the assignment contemplated hereby but without giving effect to any contemplated assignments which have not yet become effective), and (C) immediately after giving effect to all assignments which have not yet become effective, the Assignor's Facility Percentage will be sufficient to give effect to this Assignment and Acceptance; (ii) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any claim or encumbrance; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any other Person primarily or secondarily liable in respect of any of the obligations of the Borrowers under or in respect of the Credit Agreement, the other Loan Documents, and any other instrument or document executed and/or delivered pursuant thereto, including, without limitation, the Loans (the "OBLIGATIONS"), or the performance or observance by any Borrower or any other Person primarily or secondarily liable in respect of any of the Obligations.

         3. ASSIGNEE'S REPRESENTATIONS. The Assignee (i) represents and warrants that (A) it is duly and legally authorized to enter into this Assignment and Acceptance, (B) the execution, delivery and performance of this Assignment and Acceptance do not conflict with any provision of law or of the charter or by-laws of the Assignee, or of any agreement binding on the Assignee,
(C) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment and Acceptance, and to render the same the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Operations Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) represents and warrants that it meets the criteria of an eligible assignee set forth in subsection 15.07(c) of the Credit Agreement; (v) appoints and authorizes the Operations Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Operations Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

         4. EFFECTIVE DATE. The effective date for this Assignment and Acceptance shall be ___________________ (the "EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance and the consent of the Borrowers hereto having been obtained, each party hereto shall deliver its duly executed COUNTERPART hereof to the Operations Agent for acceptance by the Operations Agent, together with a certified bank check in the amount of $3,000 payable to the order of the Operations Agent. [SCHEDULE 2 to the Credit Agreement shall thereupon be replaced as of the Effective Date by the SCHEDULE 2 annexed hereto].

         5. RIGHTS UNDER CREDIT AGREEMENT. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Credit Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Credit Agreement; PROVIDED, HOWEVER, that the Assignor shall retain its rights to be indemnified pursuant to Section 15.12 of the Credit Agreement with respect to any claims or actions arising prior to the Effective Date.

         6. PAYMENTS. Upon such acceptance of this Assignment and Acceptance by the Operations Agent, from and after the Effective Date, the Operations Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make any appropriate adjustments in payments for periods prior to the Effective Date by the Operations Agent or with respect to the making of this assignment directly between themselves.

         7. GOVERNING LAW. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE [ ] OF [ ] (WITHOUT REFERENCE TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

         8. COUNTERPARTS. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

         IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                                         [                        ]

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         [                        ]

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

CONSENTED TO:
-------------

                                         [                        ]

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         [                        ]

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         [                        ]

                                         [                        ]

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------










                                      -4-